UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Greenidge Generation Holdings Inc.
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Greenidge Generation Holdings Inc.
135 Rennell Drive, 3rd Floor
Fairfield, CT 06890
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenidge Generation Holdings Inc. (“Greenidge,” the “Company,” “we,” “us,” and “our”), which will be held on September 6, 2022, at 10:00 a.m. EDT. The Annual Meeting will be held in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. You will be able to attend the meeting, vote and submit your questions via the internet by visiting www.virtualshareholdermeeting.com/GREE2022 and entering the control number included on your proxy card. You will not be able to attend the virtual Annual Meeting physically in person.
Attached to this letter are a Notice of Annual Meeting of Stockholders and proxy statement, which describe the business to be conducted at the Annual Meeting.
Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the internet, telephone or mail. Returning the proxy does not deprive you of your right to attend and vote your shares electronically at the Annual Meeting.
On behalf of the Board of Directors and management, I would like to thank you for choosing to invest in Greenidge and look forward to your participation at our Annual Meeting.
Very truly yours,

Jeffrey E. Kirt
Chief Executive Officer
July 18, 2022
YOUR VOTE IS IMPORTANT
On or about July 28, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2022 Annual Meeting of Stockholders (the “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Annual Report”). The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2021 Annual Report can be accessed directly online at www.proxyvote.com using the control number located on the Notice, on your proxy card or in the instructions that accompanied your proxy materials. A copy of our 2021 Annual Report and Proxy Statement are also available on our investor relations website at www.ir.greenidge.com/.
Whether or not you plan to attend the meeting, we hope you will vote as soon as possible by signing and returning a proxy card or by using our internet or telephonic voting system.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF GREENIDGE GENERATION HOLDINGS INC.
Date and Time:	September 6, 2022, at 10:00 a.m. EDT

Place:
The Annual Meeting will be held as a virtual meeting via live webcast on the internet. Because the meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person. You will be able to attend the Annual Meeting, vote and submit your questions on the day of the meeting via the internet by visiting www.virtualshareholdermeeting.com/GREE2022 and entering the control number included on your proxy card.

Items of Business:	1.
To elect nine directors, Jeffrey E. Kirt, Timothy Fazio, George (Ted) Rogers, Andrew M. Bursky, David Filippelli, Jerome Lay, Timothy Lowe, Michael Neuscheler, and Daniel Rothaupt, each to hold office until our Annual Meeting of Stockholders in 2023 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

	2.	To ratify the selection of Armanino LLP as our independent registered public accounting firm for the year ending December 31, 2022;
3.
To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to remove the terms relating to the Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”); and

	4.	Such other business as properly may come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our Board of Directors recommends that you vote:

“FOR” the director nominees named in Proposal One,

“FOR” the ratification of the selection of Armanino LLP as our independent registered public accounting firm as described in Proposal Two and

“FOR” the amendment and restatement of our Amended and Restated Certificate of Incorporation as described in Proposal Three.

Record Date:
The Board of Directors set July 12, 2022 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Voting:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or by completing and returning the proxy card or voting instruction card if you requested paper proxy materials. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: our 2021 Annual Report is available free of charge at: www.proxyvote.com.
By order of the Board of Directors,
Terence A. Burke
General Counsel
July 18, 2022

i

GENERAL INFORMATION
THE ANNUAL MEETING
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenidge Generation Holdings Inc. (“Greenidge,” the “Company,” “we,” “us,” and “our”) will take place on September 6, 2022, at 10:00 a.m. EDT.
This year’s annual meeting will be a completely virtual meeting of stockholders through an audio webcast live over the internet. There will be no physical meeting location. The meeting will only be conducted via an audio webcast. Please go to www.virtualshareholdermeeting.com/GREE2022 for instructions on how to attend and participate in the Annual Meeting. Any stockholder may attend and listen live to the webcast of the Annual Meeting over the internet at such website. Stockholders as of the Record Date may vote and submit questions while attending the annual meeting via the internet by following the instructions listed on your proxy card. The webcast starts at 10:00 a.m. EDT on September 6, 2022. We encourage you to access the meeting prior to the start time. Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted at www.virtualshareholdermeeting.com/GREE2022.
You may vote by telephone, over the internet or by completing, signing, dating and returning your proxy card as soon as possible in the enclosed postage prepaid envelope.
VOTING RIGHTS
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record,” with respect to those shares. The proxy materials will be sent to you by mail directly by us. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the internet or by phone or mail as instructed in the proxy card to ensure your vote is counted.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
Only holders of the Company’s common stock (“common stock”) as recorded in our stock register at the close of business on July 12, 2022, may vote at the annual meeting. On July 12, 2022, there were 13,392,448 shares of class A common stock and 28,526,372 shares of class B common stock issued and outstanding. Each holder of Class A common stock is entitled to one vote per share and each holder of Class B common stock is entitled to ten votes per share on any matter submitted to a vote of our stockholders.
ITEMS OF BUSINESS
There are three matters scheduled for a vote:
•
Proposal 1: To elect nine directors, Jeffrey E. Kirt, Timothy Fazio, George (Ted) Rogers, Andrew M. Bursky, David Filippelli, Jerome Lay, Timothy Lowe, Michael Neuscheler, and Daniel Rothaupt, each to hold office until our Annual Meeting of Stockholders in 2023 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

•	Proposal 2: To ratify the selection Armanino LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
•	Proposal 3: To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to remove the terms relating to the Series A Preferred Stock.

Aside from the election of directors, the ratification of the selection of our independent registered public accounting firm and the approval of the amendment and restatement of our Amended and Restated Certificate of Incorporation, the Company’s Board of Directors (“Board of Directors” or the “Board”) knows of no matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.
VOTING RECOMMENDATION OF THE BOARD
The Board recommends that you vote your shares:
•
“For” the election of nine directors, Jeffrey E. Kirt, Timothy Fazio, George (Ted) Rogers, Andrew M. Bursky, David Filippelli, Jerome Lay, Timothy Lowe, Michael Neuscheler, and Daniel Rothaupt, each to hold office until our Annual Meeting of Stockholders in 2023 and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;

•	“For” the ratification of the selection of Armanino LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
•	“For” the approval of the amendment and restatement of our Amended and Restated Certificate of Incorporation to remove the terms relating to the Series A Preferred Stock.
HOW TO VOTE
You may vote “For All,” “Withhold All” or “For All Except” with respect to each nominee to the Board. For Proposal 2 and Proposal 3, you may vote “For,” “Against” or “Abstain”.
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by (i) attending the Annual Meeting virtually and following the instructions posted at www.virtualshareholdermeeting.com/GREE2022 or (ii) by proxy (x) over the internet at www.proxyvote.com, (y) by phone by calling 1-800-579-1639 or (z) by signing and returning the proxy card in the enclosed envelope. Whichever method you use, giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. If you submit a proxy but do not specify how to vote, the Company representative named in the proxy will vote your shares in favor of the director nominees identified in this Proxy Statement, for Proposal 2 and for Proposal 3.
Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.
If you are a beneficial owner and hold shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote. Simply follow the instructions to ensure that your vote is counted. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.
You may receive more than one set of proxy materials depending on how you hold your shares. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.
REVOKING A PROXY
A stockholder of record may revoke any proxy which is not irrevocable by submitting a new proxy bearing a later date, by voting by telephone or over the internet, or by delivering to the General Counsel of the Company a revocation of the proxy in writing so that it is received by the Company prior to the Annual Meeting at 135 Rennell Drive, 3rd Floor, Fairfield, CT 06890. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.

SOLICITATION
These proxy materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to stockholders on or about July 28, 2022. In addition to this mailing, the Company’s employees may solicit proxies personally, electronically or by telephone. The Company pays the costs of soliciting proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet service providers, which must be borne by the stockholder.
VOTES REQUIRED
The vote required for Proposal 1 for the election of directors by stockholders shall be the plurality of the votes cast with respect to a director nominee. This means that the nine director nominees receiving the highest number of affirmative “for” votes will be elected. As a result, any shares not voted “for” a particular nominee, whether as a result of a “withhold” vote or a “broker non-vote” (as defined below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.
Approval of Proposal 2 for the ratification of the selection of Armanino LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present at the virtual Annual Meeting or represented by proxy and entitled to vote on the subject matter. An abstention will have the same effect as a vote against the proposal because an abstention represents a share considered present and entitled to vote.
Approval of Proposal 3 for the approval of the amendment and restatement of our Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present at the virtual Annual Meeting or represented by proxy and entitled to vote on the subject matter. An abstention will have the same effect as a vote against the proposal because an abstention represents a share considered present and entitled to vote.
If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not give instructions for Proposal 2 to ratify the selection of the Company’s independent registered public accounting firm or for Proposal 3 to approve the amendment and restatement of our Amended and Restated Certificate of Incorporation, the broker may vote your shares at its discretion. For the election of directors, the broker cannot vote your shares at all. When that happens, it is called a “broker non-vote.” Broker non-votes are counted in determining the presence of a quorum at the meeting, but they will have no effect on the voting for the election of directors because they do not represent shares present and entitled to vote.
QUORUM
In order to carry on the business of the meeting, we must have a quorum. This means that the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either by proxy or present at the internet meeting.
Notwithstanding the foregoing, where a separate vote by a class or classes or series is required, a majority of the voting power of the issued and outstanding shares of such class or classes or series, present at the virtual Annual Meeting or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. None of the matters scheduled for a vote at the Annual Meeting require a separate vote by class or classes or series of common stock. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

IMPLICATIONS OF BEING AN “EMERGING GROWTH COMPANY”
We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company” (as defined in the Securities and Exchange Commission (the “SEC”) rules) under the reporting rules set forth under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:
•	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
•
comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

•	submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay,” “say-on-frequency” and pay ratio; and
•	disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation.
In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards.
In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.
We expect to take advantage of these reporting exemptions until we are no longer an emerging growth company or a smaller reporting company. We will remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1.07 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our class A common stock that are held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period. We will qualify as a smaller reporting company until our public float, as of the last day of our second fiscal quarter, exceeds $250 million; because our common stock held by our directors, executive officers and our controlling shareholder and its affiliates are excluded from the calculation of public float, we anticipate qualifying as a smaller reporting company for the near future.
We have availed ourselves in this Proxy Statement of the reduced reporting requirements described above. Because we will be subject to ongoing public reporting requirements that are less rigorous than Exchange Act rules for companies that are not emerging growth or smaller reporting companies, stockholders could receive less information than they might expect to receive from more mature or larger public companies.

DIRECTORS AND EXECUTIVE OFFICERS
OUR EXECUTIVE OFFICERS AND BOARD OF DIRECTORS
Directors and Executive Officers
Set forth below is information regarding our directors and executive officers.
Name	Age	Position
Jeffrey E. Kirt	49	Chief Executive Officer and Director
Dale Irwin	51	President
Robert Loughran	57	Chief Financial Officer
Terence A. Burke	66	General Counsel
Timothy Fazio	49	Chairman
George (Ted) Rogers	52	Vice Chairman
Andrew M. Bursky	65	Director
David Filippelli	49	Director
Jerome Lay	33	Director
Timothy Lowe	63	Director
Michael Neuscheler	61	Director
Daniel Rothaupt	71	Director
Jeffrey E. Kirt. Mr. Kirt has served as our Chief Executive Officer and a member of our Board of Directors since March 2021. Before joining Greenidge, Mr. Kirt served as Managing Partner of Fifth Lake Management, LLC where he oversaw day-to-day aspects of the private investment company from 2017 through 2021. Prior to that, Mr. Kirt served as Partner of Pamplona Capital Management, LLC, where he oversaw private investments from 2014 through 2017 and Oak Hill Advisors, L.P. where he oversaw private and public investments from 2002 to 2014. He has served on several public company boards of directors and was the Vice Chairman of Verso Corporation until its sale in March 2022. Mr. Kirt received a B.A. in Economics, with distinction, from Yale University.
We believe Mr. Kirt is qualified to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer.
Dale Irwin. Mr. Irwin has served as our President since Greenidge was acquired by Atlas Holdings LLC and its affiliates (“Atlas”) in February 2014 and began serving solely as President, overseeing day-to-day operations, in March of 2021. He previously also served as our Chief Executive Officer from 2014 until 2021. Mr. Irwin has more than 20 years of diverse international experience in leading teams and managing projects from idea to execution. In his 18+ years of experience in the energy sector, Mr. Irwin has managed numerous large and small-scale capital projects, including the conversion of Greenidge from a 1950s era coal-fired power plant to a modern, 21st century natural gas-powered plant and, ultimately, a fully compliant power plant-bitcoin mining company. He provides expertise in powerplant compliance, construction management, outage management, fossil fuel operations and maintenance training. Mr. Irwin holds a Bachelor’s degree in Organizational Management from Keuka College.
Robert Loughran. Mr. Loughran has served as our Chief Financial Officer since January 1, 2022, prior to which he provided consulting services to the Company’s financial department from June 2021. Before joining the Company, from April 2018 to June 2020, Mr. Loughran was employed as Vice President, Corporate Controller at Tronox Holdings plc, a preeminent titanium dioxide pigment, titanium ore and zircon producer. He previously was employed at Avon Products, Inc., a multinational cosmetic, skin care, fragrance and personal care company, from 2004 to 2018, serving in roles of increasing responsibility, including serving as Group Vice President, Chief Accounting Officer from April 2016 through March 2018. Mr. Loughran is a CPA and began his career as an auditor for six years with Price Waterhouse LLP. Mr. Loughran holds a Bachelor’s degree in Mathematics and Statistics from the University of Connecticut.
Terence A. Burke. Mr. Burke has served as our General Counsel since January 1, 2022. Before joining Greenidge, Mr. Burke served as assistant general counsel at First Solar, Inc. a solar energy company from September 2014 to December 2021, where he provided counsel to the asset management and O&M groups including with respect to negotiating and advising on construction contracts, sales of solar facilities, regulatory compliance, contracting, and financings. Prior to First Solar, he was an attorney with the Federal Energy Regulatory Commission (“FERC”). Before joining the FERC, Mr. Burke held senior legal positions at Entergy Corporation, Allegheny Energy, Inc. and Niagara Mohawk Corporation. Mr. Burke holds a Juris Doctorate from the University of Chicago Law School and a Bachelor’s degree from Hamilton College.
Timothy Fazio. Mr. Fazio has served as the Chairman of our Board of Directors since Greenidge was acquired by Atlas in February 2014. Mr. Fazio co-founded Atlas FRM LLC d/b/a Atlas Holdings LLC (“Atlas Holdings”) in 2002 and serves as its Co-Managing Partner. Since then, Atlas Holdings and its affiliated private investment funds have grown into a global family of manufacturing and distribution businesses. Prior to that, Mr. Fazio was Principal and Vice President at Pegasus Capital Advisors, L.P., a private investment partnership with approximately $2 billion of capital under management focusing on control investments in middle-market companies at points of stress or significant change, from June 1999 to January 2002. Mr. Fazio is a 1996 graduate of the University of Pennsylvania, where he earned a B.A. in International Relations from the College of Arts and Sciences and a B.S. in Economics with a concentration in Finance from the Wharton School. He is a Fellow of the 2017 Class of the Aspen Institute’s Finance Leadership Fellowship and a member of the Aspen Global Leadership Network. He serves on the Board of Advisors for the Center for High Impact Philanthropy at the University of Pennsylvania.
We believe Mr. Fazio is qualified to serve on our Board of Directors because of his extensive leadership experience.
George (Ted) Rogers. Mr. Rogers has served as Vice Chairman of our Board of Directors since March 2021. Before joining Greenidge, Mr. Rogers managed operations and conducted business development for Xapo, Inc., a bitcoin platform, from 2014 through 2019. While at Xapo, Inc., Mr. Rogers served on the board of directors and was a member of the Compliance Committee. He also served as President of Xapo, Inc. and oversaw the finance unit for four years and acted as a primary contact for auditors, during which period the company grew from inception to an approximately $80 million in revenue, GAAP-audited firm. Since 2019, Mr. Rogers has worked to manage his portfolio of investment assets. Mr. Rogers brings years of experience in the cryptocurrency industry and an understanding of bitcoin to Greenidge’s operations.
We believe Mr. Rogers is qualified to serve on our Board of Directors given his deep cryptocurrency industry knowledge and leadership experience.
Andrew M. Bursky. Mr. Bursky has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. Mr. Bursky co-founded Atlas Holdings in 2002 and serves as its Co-Managing Partner. Since then, it has grown into a global family of manufacturing and distribution businesses. Prior to that, he was a Co-Managing Partner of Pegasus Capital Advisors, L.P., a private investment partnership with approximately $2 billion of capital under management, from June 1999 to April 2002. He also co-founded Interlaken Capital in 1980, where he served as Managing Director until 1999, and was responsible for investment and business development activities, with a primary focus on industrial manufacturing, business and financial services, and distribution. Mr. Bursky is a 1978 graduate of Washington University in St. Louis, where he received a B.A. in economics and a B.S. and M.S. in chemical engineering. He also received an M.B.A. from Harvard in 1980. He serves as Chairman of the Board of Trustees and on the Executive Committee of the Board of Washington University, as a Director of the Washington University Investment Management Company and on the Executive Board of No Labels, an American centrist political organization composed of Republicans, Democrats, and independents whose mission is to combat partisan dysfunction in politics.
We believe Mr. Bursky is qualified to serve on our Board of Directors given his significant leadership experience.
David Filippelli. Mr. Filippelli has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. He joined Atlas Holdings in 2014 and serves as a Partner and part of the investment team. Mr. Filippelli brings nearly two decades of policy and advocacy experience to his work supporting both Atlas Holdings’ existing businesses and due diligence efforts, having held senior roles in both the public and private sectors. Prior to joining Atlas Holdings, Mr. Filippelli served as Chair of the governmental affairs practice of Gibbons P.C., a regional law firm headquartered in New Jersey. In this role, he led a team of lawyers and served as the primary public affairs advisor to several large companies, trade associations and nonprofit entities. Before entering the private sector, Mr. Filippelli served as legislative and communications director to a Member of Congress. Mr. Filippelli is a graduate of Fairfield University and American University’s Washington College of Law.
We believe Mr. Filippelli is qualified to serve on our Board of Directors due to his legal background and leadership experience.
Jerome Lay. Mr. Lay has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. He joined Atlas Holdings in 2009 and has served as a Partner since 2018, where he is responsible for investment and business development activities. Mr. Lay has participated in the formation, financing and oversight of several Atlas Holdings portfolio companies and has led the evaluation and analysis of numerous opportunities. He focuses on investments in merchant power generation and was part of the team at Atlas Holdings that acquired the power plant assets of Greenidge. Mr. Lay also serves on the board of directors for NPX One Holdings LLC, where he is a member of the Audit Committee, and Granite Shore Power LLC, where he is a member of the Audit and Compensation Committee. Mr. Lay is a 2009 graduate of Washington University in St. Louis with a B.S. in mechanical engineering.
We believe Mr. Lay is qualified to serve on our Board of Directors given his experience relating to the power generation industry and leadership experience.
Timothy Lowe. Mr. Lowe has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. He has decades of experience in the pulp and paper industry, having previously served as the Chief Executive Officer of Twin Rivers Paper from June 2013 to June 2016 and prior to that, having served as the Chief Executive Officer of Finch Paper and of Northern Pulp until its sale in 2011. He previously worked at Domtar Industries Inc. for nearly 30 years in progressively senior roles, including General Manager of the Domtar Pulp Mill in Woodland, Maine. Mr. Lowe has served as a director of Twin Rivers since June 2016 and currently serves as the Chairman of the Advisory Board of Twin Rivers. Mr. Lowe also serves as a member of the Board of Managers of Finch Paper and has done so since June 2014 and the Board of Managers New Wood Resources since 2019.
We believe Mr. Lowe is qualified to serve on our Board of Directors given his deep leadership experience.
Michael Neuscheler. Mr. Neuscheler has served as a member of our Board of Directors and the Chairman of the Audit Committee since March 2021. Prior to joining Greenidge, Mr. Neuscheler founded and served as a director and Chief Executive Officer of Ivy Rehab Holdings, Inc., a private equity sponsored healthcare provider, from 2003 through 2017. He spent twelve years as an auditor and CPA at Ernst & Young LLP, a public accounting firm. He also served as Chief Financial Officer of Professional Sports Care Management, International Telecommunications Data Systems and i3 Mobile, all three of which were publicly traded companies and two of which involved IPOs. Mr. Neuscheler has significant experience with private equity sponsored entities and experience with numerous mergers and acquisitions.
We believe Mr. Neuscheler is qualified to serve on our Board of Directors because of his extensive experience and knowledge of accounting and financial matters as well as audit functions.
Daniel Rothaupt. Mr. Rothaupt has served as a member of our Board of Directors since Greenidge was acquired by Atlas in February 2014. Mr. Rothaupt also serves as the Operating Partner of Atlas Holdings and has advised Atlas Holdings regarding various business matters since 2014. He has more than 30 years of experience in operations, maintenance and new project development in the power generation industry. He previously worked for AES Corporation, a global energy company, serving as Plant Manager and Vice President of Operations for Eastern North America. He is a graduate of the U.S. Coast Guard Academy with a degree in Engineering. Mr. Rothaupt serves as an advisor to Atlas Holdings in the power generation industry.
We believe Mr. Rothaupt is qualified to serve on our Board of Directors given his extensive experience and knowledge in the power generation industry.
Directors hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. Executive officers serve at the pleasure of the board of directors and may be removed with or without cause at any time, subject to contractual obligations between the executive officer and us, if any.

BOARD DIVERSITY MATRIX
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Stock Market LLC (“Nasdaq”) Rule 5606, as self-disclosed by our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).
Board Diversity Matrix (as of July 12, 2022)
Total Number of Directors:	9
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	—	9	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	8	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
BOARD MEETING QUORUM REQUIREMENTS
Our Amended and Restated Bylaws (“Bylaws”) provide that a majority of the total number of directors then in office will constitute a quorum.
Our Board of Directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board of Directors. After we became a public company in September 2021, our Board of Directors met six times during the remainder of 2021. During 2021, each director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held during the period for which he had been a director and (2) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.
We encourage our directors and nominees for director to attend our Annual Meeting.
BOARD COMMITTEES
Our Board has established an Audit Committee and a Compensation Committee, each with its own charter posted on our website at https://ir.greenidge.com/. These committees aim to strengthen and support our corporate governance structure.
Audit Committee
Our Audit Committee consists of at least three directors determined by the Board of Directors to meet the independence, financial literacy and other requirements of Nasdaq and applicable federal law, including Section 10A(m)(3) of the Exchange Act and the rules and regulations of the SEC. All directors must be “Non-Employee Directors” as defined by Rule 16b-3 under the Exchange Act. The members of the Audit Committee are appointed by our Board and may be removed by the Board of Directors in its discretion. The Audit Committee is entitled to delegate any of its responsibilities to subcommittees as the Audit Committee may deem appropriate, provided the subcommittees are composed entirely of directors who meet the above-listed criteria.
Currently, our Audit Committee consists of Michael Neuscheler, Timothy Lowe and Daniel Rothaupt. Michael Neuscheler serves as the Chairman of our Audit Committee. Messrs. Neuscheler, Lowe and Rothaupt meet the requirements for independence under the Nasdaq listing standards and SEC rules and regulations. Each member of our Audit Committee also meets the financial literacy and sophistication requirements of the Nasdaq listing standards.

We are required to provide the Audit Committee with the appropriate funding for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Greenidge, (ii) compensation to any advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
The Audit Committee holds meetings as often as required, but no less than two (2) times per year. Minutes of each meeting of the Audit Committee are prepared by the Secretary of Greenidge or his or her designee and approved by the Audit Committee. Such minutes are filed with the Secretary of Greenidge and retained in the minute book of the Board of Directors.
The Audit Committee assists our Board in its oversight of: (1) the integrity of our financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of our internal audit function and independent auditors, and (4) our compliance with legal and regulatory requirements not specifically delegated to our other committees. In particular, the Audit Committee has the following duties:
•
appointing, compensating, retaining and overseeing the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Greenidge, and each such registered public accounting firm must report directly to the Audit Committee;

•	selection and oversight of the internal auditor;
•	reviewing and approving the appointment and replacement of the head of the internal auditing department;
•
advising the head of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;

•	recommending and approving the compensation plan for the head of internal audit in consultation with management;
•
advising management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices and significant internal audit controls and procedures;

•
reviewing and approving the annual audit plan and audit fee submitted by the independent auditors and discussing with the independent auditors the overall approach to and scope of the audit examination with particular attention focused on those areas where either the Audit Committee, the Board, management or the independent auditors believe special emphasis is desirable;

•
reviewing and discussing with the independent auditors and management the audited financial statements, the results of the audit and the independent auditors’ report or opinion on matters related to the performance of such audit;

•
reviewing any other financial statements or reports, as requested by management or determined by the Audit Committee, which are required to be filed with any federal, state or local regulatory agency prior to filing with the appropriate regulatory body;

•	reviewing and reassessing the adequacy of the Audit Committee charter on an annual basis, and making recommendations as to changes thereto as may be necessary or appropriate; and
•	reporting its activities to the full Board on a regular basis, and making such recommendations the Audit Committee deems necessary or appropriate.
Our Audit Committee reviews the Audit Committee charter annually. The Audit Committee held two meetings during 2021.

Compensation Committee
The Compensation Committee consists of at least two members of our Board, each of whom, following the time at which we are no longer a “controlled company” as defined under the Nasdaq rules, shall qualify as “independent” under the Nasdaq independence rules and shall also be “Non-Employee Directors” as defined by Rule 16b-3 under the Exchange Act. The members of our Compensation Committee elect a chairperson to preside at all meetings of the Compensation Committee. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Compensation Committee may deem appropriate, provided the subcommittees are composed entirely of directors who meet the above-listed criteria.
Currently, our Compensation Committee consists of Timothy Fazio and Jerome Lay. Timothy Fazio serves as the Chairman of our Compensation Committee. As a “controlled company,” our Compensation Committee is not required to be comprised of entirely independent directors.
The Compensation Committee holds meetings as often as required. Minutes of each meeting of the Compensation Committee are prepared by the Secretary of Greenidge or his or her designee and approved by the Compensation Committee. Such minutes are filed with the Secretary of Greenidge and retained in the minute book of our Board.
The Compensation Committee is established to discharge certain of our Board’s responsibilities relating to compensation of our executive officers and directors. In particular, the Compensation Committee has the following duties:
•	Making and approving all option grants and other issuances of our equity securities to our chief executive officer and other executive officers;
•	Approving all other option grants and issuances of our equity securities as compensation, and recommending that our full Board make and approve such grants and issuances;
•
Establishing corporate and individual goals and objectives relevant to compensation of our chief executive officer and other executive officers, and evaluating each such officer’s performance in light of those goals and objectives and certifying achievement of such goals and objectives;

•	Determining the compensation of our chief executive officer;
•	Determining the compensation of the Chairman of our Board and reviewing and making recommendations to our Board regarding director compensation;
•	Recommending the compensation of our executive officers (other than the chief executive officer) to our Board for determination;
•	Administering our cash and equity incentive plans;
•
Preparing an annual compensation discussion and analysis for inclusion in our annual proxy statement in accordance with applicable SEC rules and regulations, which shall be prepared following discussion thereof with our management;

•	Reviewing and evaluating, at least annually, the Compensation Committee charter and the adequacy of the Compensation Committee charter, as well as the performance of the Compensation Committee; and
•	Performing any other duties or responsibilities expressly delegated to the Compensation Committee by our Board from time to time.
Our Compensation Committee reviews the Compensation Committee charter annually. The Compensation Committee held one meeting during 2021.
Nominating and Corporate Governance Committee
We do not have a standing nominating and corporate governance committee, though we intend to form a nominating and corporate governance committee as and when required to do so by law or Nasdaq rules. As there is no standing nominating and corporate governance committee, we do not have a nominating and corporate governance committee charter in place.

DIRECTOR COMPENSATION
On March 8, 2021, our Compensation Committee approved the following annual cash retainers for each of our non-employee directors: $30,000 for service as a member of the Board; $20,000 for service as the Vice Chair of the Board; and $10,000 for service as the Chair of the Audit Committee. For 2021, our non-employee directors received prorated cash retainers for their service as directors during 2021 in the amounts set forth in the table below.
In March 2021, we granted a number of time-vested RSUs to certain of our non-employee directors, as set forth in footnote one to the “Director Compensation” table below, for their service on our Board. The RSUs vest in equal installments on each of the first, second and third anniversaries of the grant date. In addition, in March 2021, the Company granted Mr. Rogers 160,000 stock options (“Options”) with the grant date fair value set forth in the “Director Compensation” table below as compensation for services provided to the Company prior to its listing on Nasdaq. Mr. Rogers exercised his Options in March 2021 for 160,000 class B shares of our common stock.
Mr. Kirt does not receive any compensation for his services provided to us as a director. Messrs. Fazio, Bursky, Filippelli and Lay do not receive any compensation from us.
The table below sets forth information regarding non-employee director compensation for the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Timothy Fazio	—	—	—	—
George (Ted) Rogers	40,694	1,077,500	40,321	1,158,515
Andrew M. Bursky	—	—	—	—
Timothy Lowe	24,417	150,000	—	174,417
Daniel Rothaupt	24,417	150,000	—	174,417
David Filippelli	—	—	—	—
Jerome Lay	—	—	—	—
Michael Neuscheler	32,556	323,250	—	355,806
(1)
Represents the aggregate grant date fair value of stock awards granted, computed in accordance with Financial Accounting Standards Codification (“FASB”) Topic 718. The 2021 stock awards consist of grants of RSUs granted pursuant to the Greenidge Generation Holdings Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”). The restricted stock units (“RSUs”) vest in equal annual installments on each of the first, second and third anniversaries of the grant date. As of December 31, 2021, our non-employee directors each held the following number of RSUs: Mr. Rogers—172,400; Mr. Lowe—24,000; Mr. Rothaupt—24,000; and Mr. Neuscheler—51,720.

(2)	Represents the aggregate grant date fair value of Options granted, computed in accordance with FASB Topic 718.

CORPORATE GOVERNANCE
We have adopted corporate governance policies and established committees of the Board in a manner that we believe will closely align our interests with those of our stockholders. Notable features of this corporate governance include:
•
independent director representation on our Audit and Compensation Committees, when we can no longer or choose not to take advantage of the “controlled company” exemption outlined below, and regular “executive session” meetings of our independent directors without the presence of our corporate officers or non-independent directors;

•	qualification of at least one of our directors as an “audit committee financial expert” as defined by the SEC; and
•
adoption of other corporate governance best practices, including limits on the number of directorships held by our directors to prevent “overboarding” and implementation of a robust director education program.

BOARD LEADERSHIP STRUCTURE
With respect to the roles of Chairman of the Board and Chief Executive Officer, our Corporate Governance Guidelines provide that the roles may be separated or combined, and our Board of Directors is able to exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Our Corporate Governance Guidelines provide the flexibility for our Board of Directors to modify our leadership structure in the future as appropriate. Currently, the roles of Chief Executive Officer and Chairman of the Board are separated, with Mr. Kirt serving as the former and Mr. Fazio serving as the latter.
DIRECTOR INDEPENDENCE
Nasdaq’s rules generally require that a majority of an issuer’s board of directors must consist of independent directors. Our Board currently consists of nine directors, five of whom are not independent within the meaning of Nasdaq’s rules. Our Board has determined that each of Messrs. Neuscheler, Rogers, Rothaupt and Lowe are independent.
RISK OVERSIGHT
Our risk management process places day-to-day responsibility for identifying and managing the Company’s risks on senior management. The Board is responsible for overseeing management in the execution of its risk management responsibilities and for assessing the Company’s approach to risk management. The Board accomplishes this oversight function either through the full Board or through its Audit, Capital, and Affiliate Transaction Committees, each of which examines various components of the Company’s enterprise risks as part of its responsibilities. The full Board regularly assess enterprise strategic risks, and a risk review is inherent in the Board’s consideration of our strategies and in the transactions and other matters presented to the Board, such as capital expenditures, potential transactions and significant financial matters.
The Audit Committee periodically reviews our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal and information technology functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board of Directors all areas of risk and the appropriate mitigating factors.
The Capital Committee of the Board overseas issues relating to compliance with our Purchase Authority Policy, and the Affiliate Transaction Committee of the Board reviews, evaluates, negotiates, authorizes, and approves any transactions involving our controlling shareholder and its affiliates, on the one hand, and the Company and its affiliates, on the other hand.
ANTI-HEDGING AND ANTI-PLEDGING POLICY
Our Insider Trading Policy prohibits all employees and members of our Board of Directors from engaging in the purchase or sale of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

Our Insider Trading Policy further prohibits persons covered by our Insider Trading Policy from holding Company securities in a margin account or any other account that could cause the Company’s common stock to be subject to a margin call or otherwise pledging Company securities as collateral for a loan.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee was at any time during the year 2021, or at any other time, one of our officers or employees. We are party to certain transactions described in “Certain Relationships and Related Party Transactions.” None of our executive officers has served as a member of a compensation committee (or other committee serving an equivalent function) of any entity, one of which’s executive officers served as a director of our Board or member of our Compensation Committee.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics applicable to our directors, officers and employees. A copy of that code is available on our website at www.ir.greenidge.com/.
DIRECTOR NOMINATIONS AND SELECTION
Our Board is responsible for reviewing, at least annually, the appropriate skills and experience required of Board members. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a new director nominee for selection by the Board of Directors. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating and corporate governance committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Neuscheler, Rogers, Rothaupt and Lowe. Our Board recommends candidates for election to the Board in accordance with the policies, principles and criteria described in our Corporate Governance Guidelines. Our Board is responsible for recommending the nomination of those incumbent directors it deems appropriate for re-election to the Board upon the expiration of such director’s term.
STOCKHOLDER RECOMMENDATIONS
Our Board will consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). A stockholder that wishes to nominate a director for election to our Board should follow the procedures set forth in our Bylaws.
BOARD SELF-ASSESSMENT
At least annually, the Board, or a committee designated by the Board, will oversee an evaluation of the performance of the Board against our Corporate Governance Guidelines. As part of this process, the Board will conduct a self-evaluation to determine whether the Board and its committees are functioning effectively.
EXECUTIVE SESSIONS OF INDEPENDENT BOARD MEMBERS
Our Corporate Governance Guidelines provide that our independent directors will meet in executive session at least twice per year, with no members of management or non-independent directors present.
COMMUNICATING WITH OUR DIRECTORS
Our Board welcomes communications from the Company’s stockholders, and it is the policy of the Company to facilitate communication from stockholders. The Board generally believes it is in the Company’s best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to a particular Board member, by mailing such correspondence to Board of Directors, c/o Greenidge Generation Holdings Inc., 135 Rennell Drive, 3rd Floor, Fairfield, CT 06890, Attn: General Counsel. Please indicate on the envelope whether the communication is intended for the Board as a group or any specific director.
The Board has instructed the General Counsel to examine incoming communications and forward to the Board or individual directors, as appropriate, communications he deems appropriate for delivery to the Board or individual director. Certain types of communications will not be forwarded and will be redirected as appropriate.
CORPORATE GOVERNANCE GUIDELINES
We are committed to adhering to corporate governance practices that meet applicable U.S. corporate governance standards. Our Board has adopted Corporate Governance Guidelines that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including the size and composition of the Board, board membership criteria and director qualifications, director responsibilities, board agenda, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. The full text of our Corporate Governance Guidelines may be viewed at our website at www.ir.greenidge.com/.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, certain officers and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our common stock with the SEC and Nasdaq by certain deadlines. Based on a review of Section 16 filings with respect to our Company made during or with respect to the portion of the year ended December 31, 2021 during which Section 16(a) was applicable to such persons, we believe that each of our directors, executive officers and 10% stockholders were in compliance with the filing requirements applicable to them.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board has nominated the following nine director candidates, all of whom currently serve as our directors, for reelection to serve as a director: Jeffrey E. Kirt, Timothy Fazio, George (Ted) Rogers, Andrew M. Bursky, David Filippelli, Jerome Lay, Timothy Lowe, Michael Neuscheler, and Daniel Rothaupt. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of stockholders to be held in 2023 and until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.
The Company representative named in this proxy intends to vote for the election of each of the director nominees above, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board of Directors.
For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 5.
VOTES REQUIRED
Approval of Proposal 1 requires the plurality of the votes cast with respect to a director nominee. This means that the nine director nominees receiving the highest number of affirmative “for” votes will be elected.
The Board recommends you vote FOR each of the nominated directors.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has approved the selection of Armanino LLP as our independent registered public accountants to audit our financial statements for the year ending December 31, 2022. We are asking that you ratify that appointment, although your ratification is not required. An Armanino LLP representative will attend the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.
Armanino LLP Information
The following table presents fees for professional services rendered by Armanino LLP during the years ended December 31, 2020 and December 31, 2021 (in thousands). Armanino LLP did not bill us for other services during those periods. All services that occurred during 2021, which is the period subsequent to Armanino LLP becoming our independent public accounting firm, were approved by the Audit Committee in accordance with the approval policy referred to below.
For the Year Ended December 31, 2022 (in thousands)	2021	2020
Auditor fees(1)	$852	—
All other fees(2)	—	$12
Total	$852	$12
(1)
Audit fees consist of aggregate fees for professional services, including out-of-pocket expenses, provided in connection with the audits of our consolidated financial statements, reviews of interim financial statements included in filings with the SEC, including services performed in connection with our S-1, S-4, and S-8 registration statements and other audit services required for SEC or other regulatory filings and related comfort letters, consents and assistance with and review of documents filed with the SEC in 2021.

(2)	All other fees consist of professional services provided for certain documentation related to internal controls prior to IPO filing.
Audit Committee Approval Policies and Procedures
The Audit Committee charter sets forth our policy regarding retention of the independent auditors, giving the Audit Committee responsibility for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, our Audit Committee approves the audit and non-audit services performed by our independent auditors in order to assure that they do not impair the auditor’s independence from the Company. The Audit Committee has adopted a policy which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be approved.
VOTES REQUIRED
Approval of Proposal 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the virtual Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal.
The Board recommends you vote FOR the ratification of the selection of Armanino LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022.

AUDIT COMMITTEE REPORT
The following report of the audit committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.
The audit committee is comprised of three non-management directors, each of whom is independent as that term is defined in the NASDAQ Marketplace Rules and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.
The audit committee operates under a written audit committee charter that was approved by the audit committee and board of directors. The audit committee held two meetings during 2021.
The audit committee has reviewed and discussed with management of the Company and Armanino LLP, the independent registered public accounting firm for the Company, the audited financial statements of the Company for the year ended December 31, 2021. The audit committee has discussed with Armanino LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this proxy statement.
Armanino LLP provided to the audit committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and the audit committee discussed with Armanino LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.
Based on the reviews and discussions described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
Submitted by the Members of the Audit Committee

Michael Neuscheler
Timothy Lowe
Daniel Rothaupt

EXECUTIVE COMPENSATION
This section sets forth the compensation of our principal executive officer and our two other most highly compensated executive officers for the year ended December 31, 2021 (our “NEOs”). Our NEOs are:
•	Jeffrey E. Kirt, our Chief Executive Officer;
•	Dale Irwin, our President; and
•	Timothy Rainey, our former Chief Financial Officer.
As an “emerging growth company” under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. Accordingly, we have not included in this section a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the “Summary Compensation Table” and the “Outstanding Equity Awards at Fiscal Year-End” table below. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” votes.
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation of our NEOs for service in all capacities for the year ended December 31, 2021 and the year ended December 31, 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total Compensation ($)
Jeffrey E. Kirt(1) Chief Executive Officer	2021	157,692	750,000	3,500,860	—	—	4,408,552

Dale Irwin President	2021	179,998	544,900	—	—	20,675	745,573
	2020	180,000	58,451	—	—	2,807	241,258
Timothy Rainey(2) Former Chief Financial Officer	2021	143,654	320,640	—	704,517	14,872	1,183,683
	2020	135,000	43,418	—	—	13,199	191,617
(1)	Mr. Kirt commenced employment with the Company in January 2021 and thus was not an NEO as of December 31, 2020.
(2)
On January 1, 2022, Mr. Rainey transitioned to the role of Treasurer of the Company and Chief Financial Officer of Greenidge Generation Holdings LLC, a subsidiary of the Company. Mr. Rainey ceased being an executive officer of the Company on December 31, 2021.

(3)
For 2021, includes discretionary bonus payments made to our NEOs as described in “Elements of Executive Compensation—Annual Cash Bonus” and the Listing Achievement Bonus paid to Mr. Rainey as described in “Employment Agreements with our NEOs.”

(4)
Represents the aggregate grant date fair value of stock awards granted, computed in accordance with FASB Topic 718. The stock awards consist of grants of RSUs granted pursuant to the 2021 Equity Incentive Plan. Terms of the RSUs are summarized in “Elements of Executive Compensation—Equity Awards During 2021” below. The assumptions made when calculating the amounts reported are found in Note 12: “Equity Based Compensation” to our audited consolidated financial statements included in Part II, Item 8 of our 2021 Annual Report.

(5)
Represents the aggregate grant date fair value of Options granted, computed in accordance with FASB Topic 718. The Options were granted pursuant to the 2021 Equity Incentive Plan. Terms of the Options are summarized in “Elements of Executive Compensation—Equity Awards During 2021” below. The assumptions made when calculating the amounts reported are found in Note 12: “Equity Based Compensation” to our audited consolidated financial statements included in Part II, Item 8 of our 2021 Annual Report.

(6)
For Mr. Rainey, includes the cost of health insurance premiums equal to $4,809, a monthly phone stipend, the annual cost of which was equal to $1,300, and 401(k) matching contributions in an amount equal to $8,764 and for Mr. Irwin, includes the cost of health insurance premiums equal to $9,789, gas for Mr. Irwin’s personal vehicle, including for the business use of his vehicle equal to $4,517 and 401(k) matching contributions in an amount equal to $6,369.

ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of our executive compensation program. As of December 31, 2021, Mr. Kirt’s base salary was $200,000, Mr. Irwin’s base salary was $180,000 and Mr. Rainey’s base salary was $210,000.

Annual Cash Bonus
With respect to 2021, Messrs. Kirt, Irwin and Rainey each received annual discretionary bonuses in such amount or amounts as determined by the Compensation Committee. Mr. Rainey further received payment of the Listing Achievement Bonus as described in “Employment Agreements with our NEOs.” Cash bonuses paid to each NEO for 2021 are set forth in the “Summary Compensation Table” above.
Equity Awards
During 2021, Messrs. Kirt and Rainey were granted equity awards pursuant to the 2021 Equity Incentive Plan. Mr. Irwin did not receive an equity award during 2021. On a go forward basis, the Company generally intends to grant annual equity awards pursuant to the 2021 Equity Incentive Plan to senior management, including our NEOs.
Kirt RSUs
On March 8, 2021, Mr. Kirt received an award of RSUs in respect of 344,800 shares of the Company’s class A common stock. Mr. Kirt’s RSUs were scheduled to vest in equal annual installments on each of March 8, 2022, March 8, 2023 and March 8, 2024. On December 28, 2021, the Company determined to accelerate the vesting of 114,933 of RSUs granted to Mr. Kirt, originally vesting on March 8, 2022, such that the RSUs vested on December 28, 2021, subject to clawback and offset against any other amount due and payable to Mr. Kirt if the RSUs would not otherwise have vested on March 8, 2022 in accordance with the RSU Award Agreement, dated March 8, 2021, between Mr. Kirt and the Company.
Rainey Options
On February 21, 2021, Mr. Rainey received an award of Options in respect of 386,224 shares of the Company’s class A common stock. The Options granted to Mr. Rainey vest as follows: (1) 257,484 Options vested on the grant date and (2) the remaining Options vested on the first anniversary of the grant date, subject to Mr. Rainey’s continued service on the applicable vesting date.
EMPLOYMENT AGREEMENTS WITH OUR NEOS
Other than as set forth below, all of our NEOs are employees at-will and do not have employment agreements with us.
On November 12, 2021, the Company and Mr. Rainey mutually agreed to transition his role with the Company to Treasurer of the Company and Chief Financial Officer of Greenidge Generation Holdings LLC, a subsidiary of the Company as of January 1, 2022 (the “Transition Date”).
In connection with these changes, on November 12, 2021, the Board approved, and on November 15, 2021, the Company entered into, an employment agreement with Mr. Rainey (the “Rainey Employment Agreement”), which was amended on December 14, 2021. The Rainey Employment Agreement, as amended, provides that Mr. Rainey will be eligible for: (1) an annual base salary of $210,000; (2) $450,000 as compensation for Mr. Rainey’s assistance with the Company’s successful listing on Nasdaq (the “Listing Achievement Bonus”), $250,000 of which was paid in December 2021 and $200,000 of which was paid on March 31, 2022, subject to Mr. Rainey’s continued employment with the Company through the payment date and further subject to clawback and offset against any other amount due and payable to Mr. Rainey if prior to March 31, 2022, Mr. Rainey’s employment with the Company terminated for Cause or Mr. Rainey resigned without Good Reason (as each term is defined in the Rainey Employment Agreement); and (3) a target annual bonus opportunity of $387,500 starting with 2022, subject to such terms and performance conditions as determined by the Company and Mr. Rainey’s continued employment by the Company through the applicable payment date. The term of the Rainey Employment Agreement continues until December 31, 2025, unless earlier terminated pursuant to its terms.
If Mr. Rainey’s employment is terminated by the Company without Cause or Mr. Rainey resigns with Good Reason (as each term is defined in the Rainey Employment Agreement), in addition to any accrued base salary through and including the date of termination and any amounts or benefits required to be paid or provided under applicable law or accrued and vested under the benefit plans of the Company (the “Accrued Amounts”), Mr. Rainey will be entitled to receive, subject to execution of a release and compliance with restrictive covenants: (1) continued payment of his base salary for a period of 12 months following the date of termination;

(2) Company-subsidized COBRA coverage equal to the same portion of the monthly premium the Company pays for active employees until the earlier of (a) the one-year anniversary of the date of termination or (b) the date Mr. Rainey becomes eligible for health insurance coverage under the health plan of another employer; (3) an amount equal to 50% of Mr. Rainey’s target annual bonus opportunity for the year in which the termination of employment occurs, payable on the first anniversary of the date of termination; (4) any earned but unpaid annual bonus for the completed year that ended prior to the year in which the termination of employment occurs, payable on the date such annual bonuses are paid to similarly situated employees of the Company; (5) the Listing Achievement Bonus if unpaid, payable within 30 days of the date of termination; and (6) accelerated vesting of all outstanding unvested Options granted to Mr. Rainey prior to the execution of the Rainey Employment Agreement (which vested on February 21, 2022 as originally scheduled) and extended exercisability for up to 18 months after the date of termination. If Mr. Rainey’s employment is terminated due to health or Disability (as defined in the Rainey Employment Agreement), Mr. Rainey will be entitled to receive, subject to the execution of a release and compliance with restrictive covenants, the Accrued Amounts and the items set forth in clauses (5) and (6) above.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth the outstanding equity awards held by each of our NEOs as of December 31, 2021. The share numbers and option exercise price shown in the following table reflect the four-to-one forward stock split that occurred on March 16, 2021.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Jeffrey E. Kirt	—	—	—	—	229,867(1)	3,689,365
Dale Irwin	—	—	—	—	—	—
Timothy Rainey(2)	257,484	128,740	5.80	2/21/2031	—	—
(1)
Represents RSUs vesting in equal annual installments on each of March 8, 2023 and March 8, 2024. Excludes the Accelerated RSUs described in “Elements of Executive Compensation—Equity Awards During 2021” above, which are already vested.

(2)
The Options granted to Mr. Rainey vested as follows: (a) 257,484 Options vested on the grant date and (b) the remaining Options vested in 2022 on the first anniversary of the grant date, subject to Mr. Rainey’s continued service on the applicable vesting date.

RETIREMENT PLAN AND EMPLOYEE BENEFITS
Greenidge Generation LLC (“Greenidge Generation”) sponsors a 401(k) plan covering substantially all Greenidge Generation employees, including our NEOs. Employees become eligible to participate in the plan upon one month of service and the attainment of age twenty-one. Eligible employees may elect to make either pre-tax or Roth contributions to the plan, subject to limitations set forth by the plan and the Code. Greenidge Generation makes safe harbor matching contributions equal to 100% of the first 3% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. Greenidge Generation may also make a non-elective contribution at its discretion.
TERMINATION AND CHANGE IN CONTROL
Rainey Employment Agreement
Potential payments to Mr. Rainey upon a termination of Mr. Rainey’s employment pursuant to the Rainey Employment Agreement are described in “Employment Agreements with our NEOs” above.
Equity Awards
Kirt RSUs
If Mr. Kirt’s Continuous Service with the Company terminates as a result of Mr. Kirt’s death or Disability or if Mr. Kirt’s Continuous Service is terminated by the Company without Cause (as each term is defined in the

2021 Equity Incentive Plan), all of his unvested RSUs will accelerate and vest as of the date of Mr. Kirt’s termination of Continuous Service. If Mr. Kirt’s Continuous Service with the Company terminates for any reason other than Mr. Kirt’s death, Disability or for Cause before Mr. Kirt’s RSUs have fully vested, any unvested RSUs will be automatically forfeited.
Rainey Options
If Mr. Rainey’s Continuous Service with the Company terminates as a result of Mr. Rainey’s death or Disability (as each term is defined in the 2021 Equity Incentive Plan), Mr. Rainey’s vested Options will remain exercisable for a period ending on the earlier of the date one year following Mr. Rainey’s death or termination of Continuous Service due to Disability or the expiration date of the Options. If Mr. Rainey’s Continuous Service with the Company terminates for any reason other than Mr. Rainey’s death, Disability or for Cause, Mr. Rainey’s vested Options will remain exercisable until the earlier of the date three months following Mr. Rainey’s termination of Continuous Service or the expiration date of the Options. If Mr. Rainey’s Continuous Service is terminated for Cause, all Options, whether vested or unvested, will immediately terminate and cease to be exercisable.
In the event of a Change in Control (as defined in the 2021 Equity Incentive Plan), the Compensation Committee, in its discretion and upon notice to Mr. Rainey, may cancel the Options and pay to Mr. Rainey the value of the Options based on the price per share of the Company’s common stock received or to be received by the Company’s other stockholders in connection with the Change in Control. If at the time of a Change in Control the exercise price of the Options equals or exceeds the price paid per share of the Company’s common stock in connection with the Change in Control, the Compensation Committee may cancel the Options without payment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Transactions with Related Persons
The following includes a brief summary of certain material arrangements, agreements and transactions since January 1, 2019, or any currently proposed transaction, in which we were or are to be a participant and in which any person who serves as an executive officer or director has or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above). As of July 12, 2022, Atlas controls 89.7% of the voting power of our outstanding capital stock and have the power to elect a majority of our directors.
Notes Payable
We entered into a promissory note agreement during the year ended December 31, 2019 with Atlas Holdings and certain of its affiliates. Within the agreement, there were three separate loans with varying loan amounts and maturity dates. The notes bore interest at 8% per annum calculated on a 360-day year, and interest accrued and compounded on a quarterly basis. On July 2, 2020, we entered into a contribution and exchange agreement with Atlas, and the three notes payable and related accrued interest was converted into equity in the form of Senior Priority Units—Tranche 1. We incurred interest expense of $0.6 million and $0.7 million under the terms of this promissory note agreement for the years ended December 31, 2020 and 2019, respectively.
We entered into a promissory note agreement during 2020 with Atlas Holdings and certain of its affiliates. Within the agreement, there are two separate loans with varying loan amounts and maturity dates. The notes bear interest at 8% per annum calculated on a 360-day year, and interest accrues and compounds on a quarterly basis. All accrued but unpaid interest under the notes is due and payable upon the corresponding note maturity date. For the year ended December 31, 2020, we incurred interest expense of less than $0.1 million under the terms of this promissory note agreement.
In January 2021, all outstanding promissory notes converted into shares of our capital stock.
Letters of Credit
Atlas Holdings and certain of its affiliates obtained a letter of credit from a financial institution in the amount of $4.9 million at December 31, 2020 and 2019, payable to the New York State Department of Environmental Conservation. This letter of credit guarantees the current value of our environmental trust liability. Atlas Capital Resources LP and Atlas Capital Resources (P) LP also obtained a letter of credit from a financial institution in the amount of $3.6 million at December 31, 2020 and 2019, payable to Empire Pipeline Incorporated (“Empire”) in the event we should not make contracted payments for costs related to a pipeline interconnection project we have entered into with Empire. We paid Atlas Holdings and certain of its affiliates $0.2 million for each of the years ended December 31, 2020 and 2019, respectively.
On March 18, 2021, we and Atlas entered into an arrangement pursuant to which we agreed, upon request, to direct our bank to issue new letters of credit to replace all or a portion of the letters of credit provided by Atlas Holdings and certain of its affiliates, upon the consummation of a potential investment in, financing of, or sale of any assets or our equity or debt securities, which results in net proceeds to us of at least $10.0 million.
Guarantee
An affiliate of Atlas Holdings has guaranteed the payment obligations of Greenidge Generation LLC (“Greenidge Generation”) in favor of Emera Energy Services, Inc. under an Energy Management Agreement and an ISDA Master Agreement under which Greenidge Generation may enter into various transactions involving the purchase and sale of gas, electricity and other commodities with Emera Energy Services, Inc. This guaranty is limited to $1.0 million.
Spartanburg Facility
In December 2021, we announced that we had entered into a Purchase and Sale Agreement (the “LSC Agreement”) for an industrial site in Spartanburg, South Carolina, including a 750,000 square foot building and 175 acres of land (the “Property”). We are developing a cryptocurrency datacenter operation on the Property, using existing electrical infrastructure at the location. The LSC Agreement was entered into by one of our subsidiaries and a portfolio company of private investment funds managed by Atlas. Greenidge’s controlling shareholder consists of certain funds associated with Atlas Holdings. The purchase price of the Property was $15.0 million. The transaction closed in December 2021, and we commenced small scale datacenter operations, using portable equipment, at the Spartanburg facility in December 2021.
ERCOT Market Datacenters
In October 2021, we entered into an agreement with a portfolio company of private investment funds managed by Atlas giving us an exclusive right of first refusal at multiple power generation sites comprising over 1,000MW of power generation assets in the ERCOT market. The agreement gives us the exclusive right of first refusal to develop datacenters at any current or future power generation sites controlled by the counterparty in the ERCOT market until January 2023. Greenidge’s controlling shareholder consists of certain funds associated with Atlas Holdings.
Registration Compliance Agreement
On September 1, 2021, we entered into an agreement (each, a “Registration Compliance Agreement”) with Atlas Capital Resources (A9) LP, Atlas Capital Resources (A9-Parallel) LP, Atlas Capital Resources (P) LP (collectively, the “Atlas Entities”) and the directors and executive officers that have shares of class A common stock included in our registration statement on Form S-1, initially filed on September 1, 2021 (File No. 333-259247) (the “Resale Registration Statement”), pursuant to which we agreed to register for sale pursuant to the Resale Registration Statement, only during certain sale windows approved by Greenidge from time to time, some of the shares of our class A common stock held by the Atlas Entities and each such director and officer, subject to the terms and conditions set forth in the Registration Compliance Agreement. In each case, the aggregate value of the shares sold pursuant to the Resale Registration Statement is determined by market prices and may exceed $120,000. The Atlas Entities and each such officer and director is entitled to certain indemnification rights under the Registration Compliance Agreement. Each Registration Compliance Agreement terminates upon the earliest to occur of certain events.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Related Party Transactions Policy
Our Board of Directors has adopted a written statement of policy regarding transactions with related persons (the “Related Person Policy”). Our Related Person Policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to (i) our chief compliance officer, or (ii) in the event that there is no chief compliance officer, our general counsel or (iii) in the event that there is no chief compliance officer or general counsel, our chief executive officer (in each case, the “Designated Officer”), any “related person transaction” (defined as any transaction that is anticipated to be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Designated Officer will then promptly communicate that information to our Board of Directors. No related person transaction will be executed without the approval or ratification of our Board of Directors or a duly authorized committee of our Board of Directors. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to beneficial ownership of our common stock as of the Record Date by: (i) each of our directors and named executive officers, (ii) all directors and executive officers as a group, and (iii) each person who is known by us to beneficially own 5% or more of our outstanding common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, including the percentage of voting stock, all common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each person is c/o Greenidge Generation Holdings Inc., 135 Rennell Drive, 3rd Floor, Fairfield, CT 06890.
	Number of Shares Beneficially Owned
Name and Address of Beneficial Owner	Class A Common Stock	Class B Common Stock	Percent Ownership(1)	Percent Voting Power(2)
Directors and Named Executive Officers:
Jeffrey E. Kirt	65,131	—	*	*
Dale Irwin	—	772,444	1.8%	2.6%
Timothy Rainey(3)	386,224	—	*	*
Timothy Fazio(4)	—	26,800,300	63.9%	89.7%
George (Ted) Rogers	57,467	160,000	*	*
Andrew M. Bursky(4)	—	26,800,300	63.9%	89.7%
Jerome Lay	—	—	*	*
Timothy Lowe	8,000	71,208	*	*
Michael Neuscheler	9,137	-	*	*
Daniel Rothaupt	8,000	142,420	*	*
David Filippelli	—	—	*	*
All directors and executive officers, as a group (12 persons)	147,735	27,946,372	66.9%	93.6%
Principal Stockholders (> 5% of outstanding common stock)
Entities affiliated with Atlas(4)	—	26,800,300	63.9%	89.7%
*	Indicates less than 1%
(1)	Based on 13,392,448 shares of class A common stock outstanding plus 28,526,372 shares of class B common stock outstanding as of the Record Date.
(2)
Based on 13,392,448 shares of class A common stock outstanding plus 28,526,372 shares of class B common stock outstanding as of the Record Date. Each share of class A common stock is entitled to one vote per share and each share of class B common stock is entitled to ten votes per share.

(3)	Represents 386,224 shares of class A common stock, which Mr. Rainey has the right to acquire through the exercise of vested Options.
(4)
Based solely on the Schedule 13G filed on February 14, 2022. Includes 19,202,652 shares of class B common stock held of record by Atlas Capital Resources (A9) LP, 6,895,120 shares of class B common stock held of record by Atlas Capital Resources (A9-Parallel) LP and 702,528 shares of class B common stock held of record by Atlas Capital Resources (P) LP. Atlas Capital Resources GP LP (“ACR GPLP”) is the general partner of these entities and Atlas Capital Resources GP LLC (“ACR GP”) is the general partner of ACR GPLP, each of which may be deemed to beneficially own the share held by these entities. Mr. Fazio and Mr. Bursky are each a managing partner of ACR GP and may be deemed to have shared voting and investment power over the securities held by these entities. Mr. Fazio and Mr. Bursky each disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for Messrs. Fazio and Bursky is c/o Atlas Holdings LLC, 100 Northfield Street, Greenwich, CT 06830.

PROPOSAL 3
APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
On March 30, 2022, our Board adopted resolutions approving, declaring advisable and recommending to the stockholders for approval, the amendment and restatement of our current Amended and Restated Certificate of Incorporation as discussed in this Proposal 3.
The full text of the proposed amendment and restatement of our Amended and Restated Certificate of Incorporation is set forth in the Appendix A hereto, and all proposed changes from our Amended and Restated Certificate of Incorporation now in effect are marked in Appendix B hereto, and we refer you to those documents in their entireties.
Background of the Proposal
Our current Amended and Restated Certificate of Incorporation authorizes the Board to issue 2,000,000 shares of Series A Preferred Stock, with a par value of $0.00001 per share. We previously issued 1,620,000 shares of Series A Preferred Stock, and on September 14, 2021, all 1,6200,000 shares of Series A Preferred Stock were converted to shares of class A common stock, par value $0.0001 per share, pursuant to the terms of the Series A Preferred Stock. Our current Amended and Restated Certificate of Incorporation provides that upon conversion of shares of Series A Preferred Stock, “[s]uch converted Series A Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series.” On March 30, 2022, our Board of Directors adopted resolutions retiring 1,620,000 shares of previously issued Series A Preferred Stock, and provided that the retired shares would be restored to the status of authorized but unissued shares of Preferred Stock. Pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, and the provisions of the Series A Preferred Stock, upon the effective date of the filing of the Certificate of Retirement, the total authorized number of shares of Series A Preferred Stock was reduced from 2,000,000 to 380,000. The total authorized number of shares of Preferred Stock shall remain at 20,000,000.
Since all of the outstanding shares of Series A Preferred Stock have been retired, our Board of Directors adopted resolutions on March 30, 2022, authorizing the amendment of our Amended and Restated Certificate of Incorporation to delete all provisions and terms relating to the Series A Preferred Stock, which are no longer relevant.
The amendments to our Amended and Restated Certificate of Incorporation also remove reference to the four-to-one forward stock split that occurred on March 16, 2021.
Effect of the Proposal
If this proposal is adopted by our stockholders, the terms of the Series A Preferred Stock, none of which are outstanding, will be removed from the Second Amended and Restated Certificate of Incorporation. If our stockholders approve Proposal 3, we intend to promptly file our Second Amended and Restated Certificate of Incorporation, included as Appendix A to this Proxy Statement, with the Delaware Secretary of State. The proposed Second Amended and Restated Certificate of Incorporation will become effective on the date the filing is accepted by the Delaware Secretary of State. Please note, however, that the proposed Second Amended and Restated Certificate of Incorporation may be abandoned by the Board of Directors, without further action by the stockholders, at any time before or after the Annual Meeting if for any reason the Board of Directors deems it advisable.
VOTES REQUIRED
Approval of Proposal 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the virtual Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal.
The Board recommends you vote FOR the proposal to amend and restate our current Amended and Restated Certificate of Incorporation as described above.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2023 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before March 30, 2023. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 of the Exchange Act, in order for such proposal to be eligible for inclusion in our 2023 proxy statement.
In accordance with our Bylaws, in order to be properly brought before the 2023 Annual Meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to the Company at the physical address provided below, not less than 90 nor more than 120 days prior to the first anniversary date of this year’s annual meeting, which would be no earlier than May 9, 2023 and no later than June 8, 2023. If, however the date of the meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than 90 days prior to the 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the us. The stockholder must also provide all of the information required by our Bylaws.
Greenidge Generation Holdings Inc.
General Counsel
135 Rennell Drive, 3rd Floor
Fairfield, CT 06890

HOUSEHOLDING
The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.
The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Stockholders of record who currently receive multiple copies of the annual report and proxy statement or Notice of Internet Availability at their address who would prefer that their communications be householded, or stockholders of record who are currently participating in householding and would prefer to receive separate copies of our proxy materials, should also contact us. Any such written requests should be directed to the Company at the following physical address or email address:
Greenidge Generation Holdings Inc.
General Counsel
135 Rennell Drive, 3rd Floor
Fairfield, CT 06890

Email: tburke@greenidge.com

(203) 718-5993

ANNUAL REPORT ON FORM 10-K
A copy of our 2021 Annual Report, as filed with the SEC, is available to stockholders without charge upon written request directed to Investor Relations, 135 Rennell Drive, 3rd Floor, Fairfield, CT 06890 or by phone at (203) 718-5960. The Company makes available on or through our website free of charge our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS
We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.
By order of the Board of Directors,
Terence A. Burke
General Counsel
July 18, 2022

APPENDIX A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GREENIDGE GENERATION HOLDINGS INC.
Greenidge Generation Holdings Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:
1. The name of the corporation is Greenidge Generation Holdings Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on January 27, 2021. The name under which this corporation was originally incorporated is Greenidge Generation Holdings Inc.
2. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the requisite stockholders of the corporation entitled to vote thereon at an annual meeting of stockholders which was called and held upon notice in accordance with Section 228 of the DGCL on September 6, 2022, and shall become effective upon filing of this Amended and Restated Certificate of Corporation with the Secretary of State of the State of Delaware.
3. This Amended and Restated Certificate of Incorporation amends and restates the Certificate of Incorporation of the corporation to read in its entirety as follows:
ARTICLE I
The name of the Corporation is Greenidge Generation Holdings Inc.
ARTICLE II
The registered agent and the address of the registered office in the State of Delaware are:
Vcorp Services, LLC
1013 Centre Road, Suite 403-B
Wilmington, Delaware 19805
County of New Castle
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
The total number of shares of capital stock which the Corporation shall have authority to issue is 520,000,000, consisting of four hundred million (400,000,000) shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), one hundred million (100,000,000) shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and twenty million (20,000,000) shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”). Subject to the rights of any series of Preferred Stock, the number of authorized shares of Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding and (ii) with respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 6.3 of Part A of this Article IV) by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

A.	COMMON STOCK
The following rights, powers and privileges, and restrictions, qualifications and limitations, shall apply to the Common Stock. Unless otherwise indicated, references to “Sections” in this Part A of this Article IV refer to the corresponding numbered sections of this Part A.
1. General.Except as otherwise provided in this Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights, privileges and powers, shall rank equally (including as to dividends and distributions, and upon any liquidation, dissolution, distribution of assets or winding up of the Corporation) share ratably and be identical in all respects and as to all matters. The voting, dividend and liquidation rights of the holders of the Class A Common Stock and Class B Common Stock are subject to and qualified by the rights, powers and privileges of the holders of the Preferred Stock set forth herein.
2. Voting. Except as otherwise required by applicable law, at all meetings of stockholders and on all matters submitted to a vote of stockholders of the Corporation generally, the holders of the Class B Common Stock are entitled to ten (10) votes for each share of Class B Common Stock held of record by such holder and the holders of Class A Common Stock are entitled to one (1) vote for each share of Class A Common Stock held of record by such holder. Except as otherwise required by applicable law or provided in this Certificate of Incorporation, at all meetings of stockholders and on all matters submitted to a vote of stockholders of the Corporation generally, the holders of shares of Class A Common Stock and Class B Common Stock, as such, shall at all times vote together as a single class, and not as separate series or classes; provided, however, that except as otherwise required by applicable law, holders of Class A Common Stock and Class B Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or applicable law. Unless required by law, there shall be no cumulative voting.
3. Dividend Rights. The holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation (the “Board”), out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), then holders of Class A Common Stock shall be entitled to receive shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), and holders of Class B Common Stock shall be entitled to receive shares of Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), as applicable. Notwithstanding the foregoing, the Board may pay or make a disparate dividend per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend payable per share, the form in which such dividend is payable, the timing of the payment, or otherwise) if such disparate dividend is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
4. Subdivisions, Combinations or Reclassifications. Shares of Common Stock may not be subdivided, combined or reclassified unless the shares of both classes of Common Stock are simultaneously proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership (based on the number of shares of Common Stock outstanding) between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
5. Certain Transactions.
5.1 Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Common Stock, or any consideration into which such shares are converted, upon the consolidation or merger of the Corporation with or into any other entity, such distribution, payment or consideration that the holders of shares of Common Stock have the right to receive, or the right to elect to receive, shall be made ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such consolidation, merger or other transaction if (a) the only difference in the per share consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities distributed to the holder of, or issuable upon the conversion of, a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of, or issuable upon the conversion of, a share of Class A Common Stock or (b) such different or disproportionate consideration is approved by the affirmative vote of the holders of a majority of the outstanding shares both the of Class A Common Stock and Class B Common Stock, each voting separately as a class.
5.2 Third-Party Tender or Exchange Offers. The Corporation may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Common Stock unless the holders of (a) the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class B Common Stock would receive, or have the right to elect to receive, and (b) the Class B Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock would receive, or have the right to elect to receive; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such tender or exchange offer if (a) the only difference in the per share consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities exchanged for a share of Class B Common Stock have ten (10) times the voting power of any securities exchanged for a share of Class A Common Stock or (b) such different or disproportionate consideration is approved by the affirmative vote of the holders of a majority of the outstanding shares of both the Class A Common Stock and Class B Common Stock, each voting separately as a class.
6. Conversion of Class B Common Stock.
6.1 Optional Conversion of Class B Common Stock. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Section 6.1, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal office of the Corporation or any transfer agent for the Class B Common Stock, or notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names (i) in which such shares of Class A Common Stock are to be registered in book-entry form or (ii) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued (if such shares of Class A Common Stock are requested by the Corporation or holder thereof to be certificated). Such conversion shall be deemed to have been made immediately prior to the close of business (i) with respect to certificated shares, on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, (ii) in the case of lost, stolen or destroyed certificates, on the date that an executed agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates is delivered to the Corporation, or (iii) with respect to shares that are uncertificated, immediately prior to the close of business on the date that the holder delivers notice of such conversion to the Corporation’s transfer agent and, in each case, the person entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock at such time.

6.2 Automatic Conversion of Class B Common Stock. Subject to Section 6.4, each share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of an event described below (a “Mandatory Conversion Event”):
6.2.1 Transfer (other than Permitted Transfer). Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock upon the occurrence of a Transfer, other than a Permitted Transfer, of such share of Class B Common Stock.
6.2.2 Affirmative Vote. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the date specified by the holders of at least a majority of the then outstanding shares of Class B Common Stock, voting as a separate class.
6.2.3 Sunset Provision. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock on the date that is five (5) years after the date the Class A Common Stock is first registered under Section l 2(b) or l2(g) of the Exchange Act of 1934, as amended (the “Exchange Act”) (the “Effective Date”).
6.2.4 Certificates. Each outstanding stock certificate (if shares are in certificated form) that, immediately prior to the occurrence of a Mandatory Conversion Event, represented one (1) or more shares of Class B Common Stock subject to such Mandatory Conversion Event shall, upon such Mandatory Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of a Mandatory Conversion Event and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock, if any (or, in the case of any lost, stolen or destroyed certificate, upon such holder providing an affidavit of that fact acceptable to the Corporation and executing an agreement acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Mandatory Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Each share of Class B Common Stock that is converted pursuant to this Section 6.2 shall thereupon automatically be retired and shall not be available for reissuance.
6.3 Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, as applicable, the Corporation will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.
6.4 Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Certificate of Incorporation or the Bylaws, relating to the conversion of the Class B Common Stock into Class A Common Stock, as it may deem necessary or advisable in connection therewith. The Corporation may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other evidence to the Corporation as the Corporation deems necessary to verify the ownership of Class B Common Stock or to determine whether a conversion of shares of Class B Common Stock to Class A Common Stock has occurred, and if such holder does not within ten (10) days after the date of such request furnish sufficient evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such conversion has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock and the same shall thereupon be registered on the books and records of the Corporation (or in book-entry as maintained by the transfer agent of the Corporation). A determination by the Secretary of the Corporation as to whether a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding. In connection with any action of stockholders taken at a meeting, the stock ledger of the Corporation (or in book-entry as maintained by the transfer agent of the Corporation) shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the class or classes or series of shares held by each such stockholder and the number of shares of each class or classes or series held by such stockholder.
7. Redemption. The Common Stock is not redeemable.
8. Prohibition on Reissuance of Shares. Shares of Class B Common Stock that are acquired by the Corporation for any reason (whether by repurchase, upon conversion, or otherwise) shall be retired in the manner required by law and shall not be reissued as shares of Class B Common Stock.
9. Definitions. For purposes of this Article IV, Part A:
9.1 “Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its Parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or of the surviving entity, or in the case that the Corporation or the surviving entity is a wholly owned subsidiary following the transaction, of its ultimate Parent) outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its Parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction; and (iii) a recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or of the surviving entity, or in the case that the Corporation or the surviving entity is a wholly owned subsidiary following the transaction, of its ultimate Parent) outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction.
“9.2 Effective Time” means March 16, 2021.
9.3 “Entity” means any corporation, partnership, limited liability company or other legal entity.
9.4 “Family Member” means with respect to any natural person, the spouse, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings (in each case whether by blood relation or adoption) of such person.

9.5 “Parent” of an Entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such Entity.
9.6 “Permitted Entity” means, with respect to a Qualified Stockholder, any Entity in which such Qualified Stockholder directly, or indirectly through one or more Permitted Transferees, has sole dispositive power and exclusive Voting Control with respect to all shares of Class B Common Stock held of record by such Entity.
9.7 “Permitted Transfer” means, and is restricted to, any Transfer of a share of Class B Common Stock:
9.7.1 by a Qualified Stockholder who is a natural person (including a natural person serving in a trustee capacity with regard to a trust for the benefit of himself or herself and/or his or her Family Members), to the trustee of a Permitted Trust of such Qualified Stockholder or to such Qualified Stockholder in his or her individual capacity or as a trustee of a Permitted Trust of such Qualified Stockholder;
9.7.2 by the trustee of a Permitted Trust of a Qualified Stockholder, to such Qualified Stockholder, the trustee of any other Permitted Trust of such Qualified Stockholder or any Permitted Entity of such Qualified Stockholder;
9.7.3 by a Qualified Stockholder to any Permitted Entity of such Qualified Stockholder; or
9.7.4 by a Permitted Entity of a Qualified Stockholder to such Qualified Stockholder or any other Permitted Entity or the trustee of a Permitted Trust of such Qualified Stockholder.
9.8 “Permitted Transferee” means a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer.
9.9 “Permitted Trust” of a Qualified Stockholder means a validly created and existing trust the beneficiaries of which are either the Qualified Stockholder or Family Members of the Qualified Stockholder or both, or a trust under the terms of which such Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(l) of the Internal Revenue Code (as amended from time to time) and/or a reversionary interest, in each case so long as the Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to all shares of Class B Common Stock held by such trust.
9.10 “Qualified Stockholder” means (i) the record holder of a share of Class B Common Stock at the Effective Time; (ii) the initial record holder of any share of Class B Common Stock that is originally issued by the Corporation thereafter; and (iii) a Permitted Transferee of a Qualified Stockholder
9.11 “Transfer” means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer or grant of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise. Notwithstanding the foregoing, none of the following shall be considered a “Transfer” within the meaning of this Article IV, Part A:
9.11.1 the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholders of the Corporation;
9.11.2 entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time, and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;

9.11.3 the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise exclusive Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer”;
9.11.4 in connection with a Change of Control Transaction that has been approved by the Board, (i) the entering into a support, voting, tender or similar agreement or arrangement (with or without a proxy), (ii) the granting of any proxy and/or (iii) the tendering of any shares in any tender or exchange offer for all of the outstanding shares of Class A Common Stock and Class B Common Stock, in each case that has also been approved by the Board;
9.11.5 due to the fact that the spouse of any holder of shares of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer; and/or
A “Transfer” shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) a Permitted Transferee of a Qualified Stockholder on the date that such Permitted Transferee ceases to meet the qualifications to be a Permitted Transferee of the qualified Stockholder who effected the Transfer of such shares to such Permitted Transferee, or (ii) an Entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Effective Time, of a majority of the voting power of the voting securities of such Entity or any Parent of such Entity, other than a Transfer to parties that were, as of the Effective Time, holders of voting securities of any such Entity or Parent of such Entity.
9.12 “Voting Control” means with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
B.	PREFERRED STOCK
Shares of Preferred Stock may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board or, to the extent permitted by the DGCL, any committee thereof established by resolution of the Board pursuant to the Bylaws prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.
ARTICLE V
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereinafter prescribed by statute and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to this reservation. In furtherance of and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, amend or repeal Bylaws.
ARTICLE VI
1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The size of the Board shall be fixed solely by resolution of the Board of Directors.
2. Vacancies and Newly Created Directorships. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.
3. Removal. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
ARTICLE VII
Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under §279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
ARTICLE VIII
To the fullest extent permitted by the DGCL, as it exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
The Corporation is authorized to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.
Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE IX
1. The Corporation elects not to be governed by the terms and provisions of Section 203 of the DGCL, as the same may be amended, superseded, or replaced by a successor section, statute, or provision.
2. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Class A Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
2.1 prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

2.2 upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
2.3 at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
3. For purposes of this Article IX, references to:
3.1 “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
3.2 “associate” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
3.3 “business combination” when used in reference to the Corporation and any interested stockholder of the Corporation, means
(a) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 2 of this Article X is not applicable to the surviving entity;
(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(c) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c) through (e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(d) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(e) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
3.4 “control” including the terms “controlling” “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Section 3.5 of Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
3.5 “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the voting power of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the Affiliates and associates of such person; but “interested stockholder” shall not include (a) the Principal Stockholder, any Principal Stockholder Direct Transferee or any of their respective Affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
3.6 “owner” including the terms “own” and “owned” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates.
(a) beneficially owns such stock, directly or indirectly; or
(b) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
(c) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.

3.7 “person” means any individual, corporation, partnership, unincorporated association or other entity.
3.8 “Principal Stockholder” means Atlas Capital Resources L.P. and its affiliates and associates.
3.9 “Principal Stockholder Direct Transferee” means any person that acquires (other than in a registered public offering) directly from any Principal Stockholder beneficial ownership of 15% or more of the voting power of the then outstanding voting stock of the Corporation.
3.10 “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
3.11 “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.
ARTICLE X
The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.
ARTICLE XI
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, including, in each case, the applicable rules and regulations promulgated thereunder. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.
IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation, hereby executes this Amended and Restated Certificate of Incorporation this  th day of    , 2022.

Name:
Title:

APPENDIX B
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GREENIDGE GENERATION HOLDINGS INC.
Greenidge Generation Holdings Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:
1. The name of the corporation is Greenidge Generation Holdings Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on January 27, 2021. The name under which this corporation was originally incorporated is Greenidge Generation Holdings Inc.
2. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and by ~~the unwritten consent of~~ the requisite stockholders of the corporation entitled to vote thereon at an annual meeting of stockholders which was called and held upon notice in accordance with Section 228 of the DGCL on September 6, 2022, and shall become effective upon filing of this Amended and Restated Certificate of Corporation with the Secretary of State of the State of Delaware.
3. This Amended and Restated Certificate of Incorporation amends and restates the Certificate of Incorporation of the corporation to read in its entirety as follows:
ARTICLE I
The name of the Corporation is Greenidge Generation Holdings Inc.
ARTICLE II
The registered agent and the address of the registered office in the State of Delaware are:
Vcorp Services, LLC
1013 Centre Road, Suite 403-B
Wilmington, Delaware 19805
County of New Castle
ARTICLE III
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
The total number of shares of capital stock which the Corporation shall have authority to issue is 520,000,000, consisting of four hundred million (400,000,000) shares of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), one hundred million (100,000,000) shares of Class B common stock, $0.0001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and twenty million (20,000,000) shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”). Subject to the rights of any series of Preferred Stock, the number of authorized shares of Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding and (ii) with respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 6.3 of Part A of this Article IV) by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

~~Effective upon the filing and effectiveness of this Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware (the “Forward Split Effective Time”) each share of Common Stock issued and outstanding immediately prior to the Forward Split Effective Time (the “Old Common Stock”) shall automatically, and without any further action on the part of the Corporation or the holder thereof, be reclassified as and shall become four (4) shares of Class B Common Stock (the “Forward Stock Split”). Any stock certificate that, immediately prior to the Forward Split Effective Time, represented shares of Old Common Stock shall, from and after the Forward Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Class B Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to the Forward Stock Split.~~
A.	COMMON STOCK
The following rights, powers and privileges, and restrictions, qualifications and limitations, shall apply to the Common Stock. Unless otherwise indicated, references to “Sections” in this Part A of this Article IV refer to the corresponding numbered sections of this Part A.
1. General. Except as otherwise provided in this Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights, privileges and powers, shall rank equally (including as to dividends and distributions, and upon any liquidation, dissolution, distribution of assets or winding up of the Corporation) share ratably and be identical in all respects and as to all matters. The voting, dividend and liquidation rights of the holders of the Class A Common Stock and Class B Common Stock are subject to and qualified by the rights, powers and privileges of the holders of the Preferred Stock set forth herein.
2. Voting. Except as otherwise required by applicable law, at all meetings of stockholders and on all matters submitted to a vote of stockholders of the Corporation generally, the holders of the Class B Common Stock are entitled to ten (10) votes for each share of Class B Common Stock held of record by such holder and the holders of Class A Common Stock are entitled to one (1) vote for each share of Class A Common Stock held of record by such holder. Except as otherwise required by applicable law or provided in this Certificate of Incorporation, at all meetings of stockholders and on all matters submitted to a vote of stockholders of the Corporation generally, the holders of shares of Class A Common Stock and Class B Common Stock, as such, shall at all times vote together as a single class, and not as separate series or classes; provided, however, that except as otherwise required by applicable law, holders of Class A Common Stock and Class B Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or applicable law. Unless required by law, there shall be no cumulative voting.
3. Dividend Rights. The holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation (the “Board”), out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), then holders of Class A Common Stock shall be entitled to receive shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), and holders of Class B Common Stock shall be entitled to receive shares of Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), as applicable. Notwithstanding the foregoing, the Board may pay or make a disparate dividend per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend payable per share, the form in which such dividend is payable, the timing of the payment, or otherwise) if such disparate dividend is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
4. Subdivisions, Combinations or Reclassifications. Shares of Common Stock may not be subdivided, combined or reclassified unless the shares of both classes of Common Stock are simultaneously proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership (based on the number of shares of Common Stock outstanding) between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
5. Certain Transactions.
5.1 Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Common Stock, or any consideration into which such shares are converted, upon the consolidation or merger of the Corporation with or into any other entity, such distribution, payment or consideration that the holders of shares of Common Stock have the right to receive, or the right to elect to receive, shall be made ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such consolidation, merger or other transaction if (a) the only difference in the per share consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities distributed to the holder of, or issuable upon the conversion of, a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of, or issuable upon the conversion of, a share of Class A Common Stock or (b) such different or disproportionate consideration is approved by the affirmative vote of the holders of a majority of the outstanding shares both the of Class A Common Stock and Class B Common Stock, each voting separately as a class.
5.2 Third-Party Tender or Exchange Offers. The Corporation may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Common Stock unless the holders of (a) the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class B Common Stock would receive, or have the right to elect to receive, and (b) the Class B Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock would receive, or have the right to elect to receive; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such tender or exchange offer if (a) the only difference in the per share consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities exchanged for a share of Class B Common Stock have ten (10) times the voting power of any securities exchanged for a share of Class A Common Stock or (b) such different or disproportionate consideration is approved by the affirmative vote of the holders of a majority of the outstanding shares of both the Class A Common Stock and Class B Common Stock, each voting separately as a class.
6. Conversion of Class B Common Stock.
6.1 Optional Conversion of Class B Common Stock. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Section 6.1, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal office of the Corporation or any transfer agent for the Class B Common Stock, or notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted and the name or names (i) in which such shares of Class A Common Stock are to be registered in book-entry form or (ii) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued (if such shares of Class A Common Stock are requested by the Corporation or holder thereof to be certificated). Such conversion shall be deemed to have been made immediately prior to the close of business

(i) with respect to certificated shares, on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, (ii) in the case of lost, stolen or destroyed certificates, on the date that an executed agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates is delivered to the Corporation, or (iii) with respect to shares that are uncertificated, immediately prior to the close of business on the date that the holder delivers notice of such conversion to the Corporation’s transfer agent and, in each case, the person entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock at such time.
6.2 Automatic Conversion of Class B Common Stock. Subject to Section 6.4, each share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the occurrence of an event described below (a “Mandatory Conversion Event”):
6.2.1 Transfer (other than Permitted Transfer). Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) validly issued, fully paid and nonassessable share of Class A Common Stock upon the occurrence of a Transfer, other than a Permitted Transfer, of such share of Class B Common Stock.
6.2.2 Affirmative Vote. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the date specified by the holders of at least a majority of the then outstanding shares of Class B Common Stock, voting as a separate class.
6.2.3 Sunset Provision. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock on the date that is five (5) years after the date the Class A Common Stock is first registered under Section l 2(b) or l2(g) of the Exchange Act of 1934, as amended (the “Exchange Act”) (the “Effective Date”).
6.2.4 Certificates. Each outstanding stock certificate (if shares are in certificated form) that, immediately prior to the occurrence of a Mandatory Conversion Event, represented one (1) or more shares of Class B Common Stock subject to such Mandatory Conversion Event shall, upon such Mandatory Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The Corporation shall, upon the request of any holder whose shares of Class B Common Stock have been converted into shares of Class A Common Stock as a result of a Mandatory Conversion Event and upon surrender by such holder to the Corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock, if any (or, in the case of any lost, stolen or destroyed certificate, upon such holder providing an affidavit of that fact acceptable to the Corporation and executing an agreement acceptable to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock were converted as a result of such Mandatory Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Each share of Class B Common Stock that is converted pursuant to this Section 6.2 shall thereupon automatically be retired and shall not be available for reissuance.
6.3 Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, as applicable, the Corporation will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.
6.4 Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Certificate of Incorporation or the Bylaws, relating to the conversion of the Class B Common Stock into Class A Common Stock, as it may deem necessary or advisable in connection therewith. The Corporation may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other evidence to the Corporation as the Corporation deems necessary to verify the ownership of Class B Common Stock or to determine whether a conversion of shares of Class B Common Stock to Class A Common Stock has occurred, and if such holder does not within ten (10) days after the date of such request furnish sufficient evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such conversion has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock and the same shall thereupon be registered on the books and records of the Corporation (or in book-entry as maintained by the transfer agent of the Corporation). A determination by the Secretary of the Corporation as to whether a Transfer results in a conversion to Class A Common Stock shall be conclusive and binding. In connection with any action of stockholders taken at a meeting, the stock ledger of the Corporation (or in book-entry as maintained by the transfer agent of the Corporation) shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the class or classes or series of shares held by each such stockholder and the number of shares of each class or classes or series held by such stockholder.
7. Redemption. The Common Stock is not redeemable.
8. Prohibition on Reissuance of Shares. Shares of Class B Common Stock that are acquired by the Corporation for any reason (whether by repurchase, upon conversion, or otherwise) shall be retired in the manner required by law and shall not be reissued as shares of Class B Common Stock.
9. Definitions. For purposes of this Article IV, Part A:
9.1 “Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Corporation and any direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Corporation with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its Parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or of the surviving entity, or in the case that the Corporation or the surviving entity is a wholly owned subsidiary following the transaction, of its ultimate Parent) outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination, or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its Parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction; and (iii) a recapitalization, liquidation, dissolution, or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation (or of the surviving entity, or in the case that the Corporation or the surviving entity is a wholly owned subsidiary following the transaction, of its ultimate Parent) outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction continuing to own voting securities of the Corporation, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned of the voting securities of the Corporation immediately prior to the transaction.
“9.2 Effective Time” means March 16, 2021.
9.3 “Entity” means any corporation, partnership, limited liability company or other legal entity.
9.4 “Family Member” means with respect to any natural person, the spouse, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings (in each case whether by blood relation or adoption) of such person.
9.5 “Parent” of an Entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such Entity.
9.6 “Permitted Entity” means, with respect to a Qualified Stockholder, any Entity in which such Qualified Stockholder directly, or indirectly through one or more Permitted Transferees, has sole dispositive power and exclusive Voting Control with respect to all shares of Class B Common Stock held of record by such Entity.
9.7 “Permitted Transfer” means, and is restricted to, any Transfer of a share of Class B Common Stock:
9.7.1 by a Qualified Stockholder who is a natural person (including a natural person serving in a trustee capacity with regard to a trust for the benefit of himself or herself and/or his or her Family Members), to the trustee of a Permitted Trust of such Qualified Stockholder or to such Qualified Stockholder in his or her individual capacity or as a trustee of a Permitted Trust of such Qualified Stockholder;
9.7.2 by the trustee of a Permitted Trust of a Qualified Stockholder, to such Qualified Stockholder, the trustee of any other Permitted Trust of such Qualified Stockholder or any Permitted Entity of such Qualified Stockholder;
9.7.3 by a Qualified Stockholder to any Permitted Entity of such Qualified
Stockholder; or
9.7.4 by a Permitted Entity of a Qualified Stockholder to such Qualified Stockholder or any other Permitted Entity or the trustee of a Permitted Trust of such Qualified Stockholder.
9.8 “Permitted Transferee” means a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer.
9.9 “Permitted Trust” of a Qualified Stockholder means a validly created and existing trust the beneficiaries of which are either the Qualified Stockholder or Family Members of the Qualified Stockholder or both, or a trust under the terms of which such Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(l) of the Internal Revenue Code (as amended from time to time) and/or a reversionary interest, in each case so long as the Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to all shares of Class B Common Stock held by such trust.
9.10 “Qualified Stockholder” means (i) the record holder of a share of Class B Common Stock at the Effective Time; (ii) the initial record holder of any share of Class B Common Stock that is originally issued by the Corporation thereafter; and (iii) a Permitted Transferee of a Qualified Stockholder
9.11 “Transfer” means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer or grant of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise. Notwithstanding the foregoing, none of the following shall be considered a “Transfer” within the meaning of this Article IV, Part A:

9.11.1 the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board in connection with actions to be taken at an annual or special meeting of stockholders of the Corporation;
9.11.2 entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time, and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
9.11.3 the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise exclusive Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer”;
9.11.4 in connection with a Change of Control Transaction that has been approved by the Board, (i) the entering into a support, voting, tender or similar agreement or arrangement (with or without a proxy), (ii) the granting of any proxy and/or (iii) the tendering of any shares in any tender or exchange offer for all of the outstanding shares of Class A Common Stock and Class B Common Stock, in each case that has also been approved by the Board;
9.11.5 due to the fact that the spouse of any holder of shares of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer; and/or
A “Transfer” shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) a Permitted Transferee of a Qualified Stockholder on the date that such Permitted Transferee ceases to meet the qualifications to be a Permitted Transferee of the qualified Stockholder who effected the Transfer of such shares to such Permitted Transferee, or (ii) an Entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Effective Time, of a majority of the voting power of the voting securities of such Entity or any Parent of such Entity, other than a Transfer to parties that were, as of the Effective Time, holders of voting securities of any such Entity or Parent of such Entity.
9.12 “Voting Control” means with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
B.	PREFERRED STOCK
Shares of Preferred Stock may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board or, to the extent permitted by the DGCL, any committee thereof established by resolution of the Board pursuant to the Bylaws prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

~~2,000,000 shares of the authorized Preferred Stock of the Corporation are designated “Series A Convertible Redeemable Preferred Stock” (the “Series A Preferred Stock”). The following rights, powers and privileges, and restrictions, qualifications and limitations, shall apply to the Series A Preferred Stock. Unless otherwise indicated, references to “Sections” in this Part B of this Article IV refer to sections of this Part B.~~
~~1. Liquidation. Dissolution or Winding Up: Certain Mergers. Consolidations and Asset Sales~~.
~~1.1 Payments to Holders of Series A Preferred Stock~~. ~~In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any Deemed Liquidation Event (as defined below), before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the funds and assets available for distribution to its stockholders, an amount per share equal to the Stated Value (as defined below) for such share of Series A Preferred Stock, plus an amount per share equal to the Stated Value of any shares of Series A Preferred Stock that are issuable as the result of accrued, but unpaid, PIK Dividends. If upon any such liquidation, dissolution or winding up or Deemed Liquidation Event of the Corporation, the funds and assets available for distribution to the stockholders of the Corporation shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they are entitled under this Section 1.1~~, ~~the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the funds and assets available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares of Series A Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The “Stated Value” shall mean Twenty-Five Dollars ($25.00) per share, subject to an equitable adjustment for stock splits, stock combinations, recapitalizations and similar transactions.~~
~~1.2 Payments to Holders of Common Stock~~. ~~In the event of any voluntary or involuntary liquidation, dissolution or winding up or Deemed Liquidation Event of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock as provided in Section 1.1~~, ~~the remaining funds and assets available for distribution to the stockholders of the Corporation shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares of Common Stock held by each such holder.~~
~~1.3 Deemed Liquidation Events~~.
~~1.3.1 Definition~~. ~~Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least a majority of the outstanding shares of Series A Preferred Stock (voting as a single class on an as-converted basis) (the “Requisite Holders”) elect otherwise by written notice sent to the Corporation at least five (5) days prior to the effective date of any such event:~~
~~(a) a merger or consolidation in which (i) the Corporation is a constituent party or (ii) a subsidiary of the Corporation is a constituent party and the Cor poration issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for equity securities that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the equity securities of(!) the surviving or resulting party or (2) if the surviving or resulting party is a wholly owned subsidiary of another party immediately following such merger or consolidation, the parent of such surviving or resulting party; provided that, for the purpose of this Section 1.3.1, all shares of Common Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, deemed to be converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged; or~~
~~(b) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or, if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or~~

~~subsidiaries, the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation, except where such sale, lease, transfer or other disposition is to the Corporation or one or more wholly owned subsidiaries of the Corporation.~~
~~Notwithstanding the foregoing, a Significant Transaction Event (as defined in the Registration Rights Agreement (as defined below)) shall not be considered a Deemed Liquidation Event.~~
~~1.3.2 Public Offering or Listing Facilitation Transaction~~. ~~Under no circumstances shall a public offering of the Corporation’s securities, including a public offering that results in a change of control of the Corporation, or a merger or other business combination or issuance of securities of the Corporation designed to increase the number of stockholders of the Corporation in order to facilitate a listing on a national securities exchange be considered a voluntary or involuntary liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event.~~
~~1.3.3 Allocation of Escrow~~. ~~In the event of a Deemed Liquidation Event pursuant to Section 1.3.l(a)(i)~~, ~~if any portion of the consideration payable to the stockholders of the Corporation is placed into escrow, the definitive agreement for such transaction shall provide that the portion of such consideration that is placed in escrow shall be allocated among the holders of capital stock of the Corporation pro rata based on the amount of such consideration otherwise payable to each stockholder (such that each stockholder has placed in escrow the same percentage of the total consideration payable to such stockholder as every other stockholder).~~
~~1.3.4 Amount Deemed Paid or Distributed~~. ~~The funds and assets deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer or other disposition described in this Section 1.3 shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Corporation or the acquiring person, firm or other entity. The value of such property, rights or securities shall be determined in good faith by the Board.~~
~~2. Voting~~. ~~Holders of shares of Series A Preferred Stock shall not have the right to vote on any matters coming before the stockholders of the Corporation for a vote. Notwithstanding the foregoing, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, recapitalization, reclassification, or otherwise, do any of the following without (in addition to any other vote required by law or this Certificate of Incorporation) the written consent or affirmative vote of the Requisite Holders given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect:~~
~~2.1 (a) materially change the principal business of the Company, (b) enter new lines of business that are materially different than existing lines of business unless in connection with a Significant Transaction Event, or (c) exit the current lines of business;~~
~~2.2 except in connection with a Significant Transaction Event, purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation other than (i) redemptions of or dividends or distributions on the Preferred Stock as expressly authorized herein, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and (iii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at no greater than the original purchase price thereof; or~~
~~2.3 sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or a material portion of the assets of the Corporation or permit any direct or indirect subsidiary to do so; provided, however, that no consent or vote of the Requisite Holders shall be required in connection with (i) sales of mining equipment in the ordinary course of the Corporation’s business and in a manner consistent with the principal business of the Corporation or (ii) a Significant Transaction Event.~~
~~3. Dividends~~.
~~3.1 Dividends Generally~~. ~~The holders of shares of Series A Preferred Stock shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series A Preferred Stock equal (on an as if~~

~~converted to Common Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. Except as set forth in this Section 3.1 and for PIK Dividends (as defined below), no other dividends shall be paid on shares of Series A Preferred Stock.~~
~~3.2 PIK Dividends~~. ~~The Corporation shall be required to pay a dividend in fully paid and non-assessable shares of Series A Preferred Stock (each a “PIK Dividend” and, collectively, the “PIK Dividends”) equal to the percentage of Stated Value set forth below upon the occurrence of each of the following events; provided, however, that the aggregate amount of PIK Dividends payable hereunder shall be capped at and shall not exceed Twelve Percent (12%) of Stated Value:~~
~~3.2.1 Failure to File~~.
~~(a) if the Corporation has not filed a registration statement (the “Registration Statement”) to register the shares of Common Stock issuable upon conversion of the Series A Preferred Stock (the “Registrable Securities”) on or before the date that is One Hundred and Fifty (150) days following the date that the first share of Series A Preferred Stock is issued (the “Original Issue Date”), the Corporation shall pay a PIK Dividend of Five Percent (5%) of Stated Value;~~
~~(b) if the Corporation has not filed a Registration Statement on or before the date that is Two Hundred Forty (240) days following the Original Issue Date, the Corporation shall pay a PIK Dividend in an amount equal to Ten Percent (10%) of Stated Value minus any PIK Dividend already paid under Section 3.2.1(a) hereof;~~
~~(c) if the Corporation has not filed a Registration Statement on or before the date that is Three Hundred (300) days following the Original Issue Date, the Corporation shall pay a PIK Dividend in an amount equal to Twelve Percent (12%) of Stated Value minus any PIK Dividend already paid under Section 3.2.l(a) and (b) hereof; and~~
~~3.2.2 Effectiveness Failure~~.
~~(a) if the Registration Statement has not been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on or before the date that is Two Hundred Ten (210) days after Original Issue Date, the Corporation shall pay a PIK Dividend of Five Percent (5%) of Stated Value;~~
~~(b) if the Registration Statement has not been declared effective by the SEC on or before the date that is Three Hundred (300) days after the Original Issue Date, the Corporation shall pay a PIK Dividend of Ten Percent (10%) of Stated Value minus any PIK Dividend already paid under Section 3.2.2(a) hereof;~~
~~(c) if the Registration Statement has not been declared effective by the SEC on or before the date that is Three Hundred Sixty (360) days after the Original Issue Date, the Corporation shall pay a PIK Dividend of Twelve Percent (12%) of Stated Value minus any PIK Dividend already paid under Section 3.2.2(a) and (b) hereof; and~~
~~3.2.3 Mandatory Redemption Failure~~.
~~(a) if the Corporation fails to complete a Mandatory Redemption (as defined below) when required to do so, it shall pay a PIK Dividend of Ten Percent (10%) of Stated Value;~~
~~(b) if the Corporation fails to complete a Mandatory Redemption by the 21-month anniversary of the Original Issue Date it shall pay a PIK Dividend of Twelve Percent (12%) of Stated Value minus any PIK Dividend already paid under Section 3.2.3(a).~~
~~The PIK Dividends shall be paid by delivering to each record holder of Series A Preferred Stock a number of shares of Series A Preferred Stock determined by dividing (x) the total aggregate dollar amount of dividends accrued and unpaid with respect to Series A Preferred Stock owned by such record holder (rounded to the nearest whole cent) by (y) the Stated Value.~~
~~Notwithstanding the foregoing, if the failure of the Corporation to satisfy the time requirements of Section 3.2.1 or 3.2.2 results from the Corporation having to exclude Cut Back Shares (as defined in the~~

~~Registration Rights Agreement, dated on or about the Original Issue Date and entered into between the Corporation and the initial holders of the Series A Preferred Stock (the “Registration Rights Agreement”)) as the result of Commission Comments (as defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement, then no PIK Dividends shall become due and payable as the result of such failure. Furthermore, the Corporation’s obligation to pay PIK Dividends hereunder shall be tolled for up to sixty (60) days following the Corporation’s entry into a Non-Binding Instrument (as defined in the Registration Rights Agreement) relating to a Significant Transaction Event (as defined in the Registration Rights Agreement) and for up to an additional one hundred and twenty (120) days following the Corporation’s entry into a Definitive Instrument (as defined in the Registration Rights Agreement) relating to a Significant Transaction Event (i.e., the time period starting from the date that a Non-Binding Instrument or Definitive Instrument, as applicable, relating to a Significant Transaction Event is entered into and ending with the expiration of the sixty (60) day period or one hundred and twenty (120) day period, as applicable, shall be excluded in calculating the applicable filing date or effectiveness date, as applicable).~~
~~For the avoidance of doubt, the maximum amount of PIK Dividends issuable to Investors in the aggregate shall be capped at twelve percent (12%) of Stated Value regardless of whether the sum of PIK Dividends as the result of the events listed above exceeds twelve percent (12%) of Stated Value.~~
~~4. Automatic Conversion~~.
~~4.1 Trigger Event~~. ~~On the Conversion Date (as defined below), each share of Series A Preferred Stock shall be automatically converted (without the payment of additional consideration by the holder thereof), into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Stated Value by the Conversion Price in effect on the Conversion Date. The “Conversion Price” shall initially be equal to $25.00. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. Except as aforesaid, the Series A Preferred Stock is not convertible into Common Stock or any other securities of the Corporation. For purposes hereof, “Conversion Date” means (i) the date that the Registration Statement is declared effective by the SEC or (ii) the date that the Requisite Holders instruct the Corporation in writing to convert all of the Series A Preferred Stock into Common Stock.~~
~~4.2 Mechanics of Conversion~~. ~~All holders of record of Series A Preferred Stock shall be sent written notice of the Conversion Date and the place designated for conversion of all such shares of Series A Preferred Stock pursuant to this Section 4~~. ~~Such notice need not be sent in advance of the occurrence of the Conversion Date. Upon receipt of such notice, each holder of Series A Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder of Series A Preferred Stock alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation and its transfer agent to indemnify the Corporation and/or its transfer agent against any claim that may be made against the Corporation and/or its transfer agent on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation or its transfer agent, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation or its transfer agent, duly executed by the registered holder of shares of Series A Preferred Stock or by his, her or its attorney duly authorized in writing. All rights with respect to the Series A Preferred Stock converted pursuant to this Section 4 will terminate at the Conversion Date (notwithstanding the failure of the holder or holders of Series A Preferred Stock to surrender the certificates at or prior to such time), except only for the rights of the holders of Series A Preferred Stock, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement), to receive the items provided for in the next sentence of this Section 4.2~~. ~~As soon as practicable after the Conversion Date and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series A Preferred Stock, the Corporation shall issue and deliver to such holder of Series A Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof. Such converted Series A Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of its preferred stock accordingly.~~

~~4.3 Reservation of Shares Issuable Upon Conversion~~. ~~The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Series A Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 4~~) ~~upon the conversion of the then outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.~~
~~4.4 Fractional Shares~~. ~~No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series A Preferred Stock. As to any fraction of a share which the holder of shares of Series A Preferred Stock would otherwise be entitled to purchase upon such conversion, the Corporation shall round up to the next whole share.~~
~~4.5 Transfer Taxes and Expenses~~. ~~The issuance of shares of Common Stock on conversion of the Series A Preferred Stock shall be made without charge to any holder of Series A Preferred Stock for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such shares of Common Stock, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such shares of Common Stock upon conversion in a name other than that of the holders of the Series A Preferred Stock of such shares of Series A Preferred Stock and the Corporation shall not be required to issue or deliver such shares of Common Stock unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all transfer agent fees required for same-day processing and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the shares of Common Stock.~~
~~4.6 Adjustments to Conversion Price for Diluting Issues~~.
~~4.6.1 Special Definitions~~. ~~For purposes of this Article IV, Part B, the following definitions shall apply:~~
~~(a) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to~~ Section 4.6.3 ~~below, deemed to be issued) by the Corporation after the Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):~~
~~(i) as to any series of Preferred Stock shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on such series of Preferred Stock; or~~
~~(ii) shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 4.7~~; ~~or~~
~~(iii) up to 957,778 shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation; or~~
~~(iv) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;~~
~~(v) shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction; or~~

~~(vi) shares of Common Stock, Options or Convertible Securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions; or~~
~~(vii) shares of Common Stock, Options or Convertible Securities issued as acquisition consideration pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement; or~~
~~(viii) shares of Common Stock, Options or Convertible Securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships; or~~
~~(ix) shares of Common Stock, Options or Convertible Securities issued in connection with a Significant Transaction Event.~~
~~(b) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.~~
~~(c) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.~~
~~4.6.2 No Adjustment of Conversion Price~~. ~~No adjustment in the Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the Requisite Holders agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.~~
~~4.6.3 Deemed Issue of Additional Shares of Common Stock~~.
~~(a) If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.~~
~~(b) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 4.6.4~~, ~~are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either(!) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this clause (b) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Conversion Price that would have~~

~~resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.~~
~~(c) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 4.6.4 (either because the consideration per share (determined pursuant to Section 4.6.5~~) ~~of the Additional Shares of Common Stock subject thereto was equal to or greater than the Conversion Price then in effect, or because such Option or Convertible Security was issued before the Original Issue Date), are revised after the Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 4.6.3(a)~~) ~~shall be deemed to have been issued effective upon such increase or decrease becoming effective.~~
~~(d) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Price pursuant to the terms of Section 4.6.4~~, ~~the Conversion Price shall be readjusted to such Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.~~
~~(e) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Price provided for in this Section 4.6.3 shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (b) and ill of this Section 4.6.3). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Price that would result under the terms of this Section 4.6.3 at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Price that such issuance or amendment took place at the time such calculation can first be made.~~
~~4.6.4 Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock~~. ~~In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant~~ to ~~Section 4.6.3), without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or deemed issuance, then the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:~~
~~CP2=CP1* (A+B)+(A+C).~~
~~For purposes of the foregoing formula, the following definitions shall apply:~~
~~(a) “CP2” shall mean the Conversion Price in effect immediately after such issuance or deemed issuance of Additional Shares of Common Stock~~

~~(b) “CP1” shall mean the Conversion Price in effect immediately prior to such issuance or deemed issuance of Additional Shares of Common Stock;~~
~~(c) “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issuance or deemed issuance of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of Options outstanding immediately prior to such issuance or deemed issuance or upon conversion or exchange of Convertible Securities (including the Preferred Stock) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);~~
~~(d) “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued or deemed issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and~~
~~(e)“C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.~~
~~4.6.5 Determination of Consideration~~. ~~For purposes of this Section 4.6~~, ~~the consideration received by the Corporation for the issuance or deemed issuance of any Additional Shares of Common Stock shall be computed as follows:~~
~~(a) Cash and Property~~. ~~Such consideration shall:~~
~~(i) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;~~
~~(ii) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and~~
~~(iii) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Corporation.~~
~~(b) Options and Convertible Securities~~. ~~The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.6.3, relating to Options and Convertible Securities, shall be determined by dividing:~~
~~(i) The total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the mm1mum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by~~
~~(ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.~~
~~4.6.6 Multiple Closing Dates~~. ~~In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Conversion Price pursuant to the terms of Section 4.6.4~~

~~then, upon the final such issuance, the Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).~~
~~4.7 Certain Other Adjustments~~.
~~4.7.1 Stock Dividends and Stock Splits~~. ~~If the Corporation, at any time while the Series A Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other common stock equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Series A Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 4.7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.~~
~~4.7.2 Subsequent Rights Offerings~~. ~~In addition to any adjustments pursuant to Section 4.7.1 above, if at any time the Corporation grants, issues or sells any common stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the holder of shares of Series A Preferred Stock thereof will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder of shares of Series A Preferred Stock could have acquired if the holder of shares of Series A Preferred Stock had held the number of shares of Common Stock acquirable upon complete conversion of such holder’s Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such purchase.~~
~~4.7.3 Fundamental Transaction~~. ~~If, at any time while the Series A Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Series A Preferred Stock, the holder of shares of Series A Preferred Stock shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring~~

~~corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Series A Preferred Stock is convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder of shares of Series A Preferred Stock shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file an amended and restated Certificate of Incorporation or Certificate of Designation with the same terms and conditions and issue to the holders of shares of Series A Preferred Stock new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Incorporation in accordance with the provisions of this Section 4.7.3 pursuant to written agreements entered into prior to such Fundamental Transaction and shall deliver to the holder of shares of Series A Preferred Stock in exchange for the Series A Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Series A Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Series A Preferred Stock prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series A Preferred Stock immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Incorporation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Incorporation with the same effect as if such Successor Entity had been named as the Corporation herein.~~
~~4.8 Calculations~~. ~~All calculations under this Section 4 shall be made to the nearest cent or the nearest 11100th of a share, as the case may be. For purposes of this Section 4~~, ~~the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.~~
~~4.9 Notice to the Holders~~. ~~Whenever the Conversion Price is adjusted pursuant to any provision of this Section 4~~, ~~the Corporation shall promptly deliver to each holder of shares of Series A Preferred Stock a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If (i) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (ii) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (iii) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (iv) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (v) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or~~

~~agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be delivered to each holder of shares of Series A Preferred Stock at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.~~
~~5. Redemption~~.
~~5.1 Mandatory Redemption~~. ~~Unless prohibited by Delaware law governing distributions to stockholders of a corporation, the Series A Preferred Stock shall be redeemed (a “Mandatory Redemption”) by the Corporation at a price equal to the Stated Value for such share of Series A Preferred Stock, plus an amount per share equal to the Stated Value of any shares of Series A Preferred Stock that are issuable as the result of accrued, but unpaid, PIK Dividends (the “Redemption Price”), if the Requisite Holders provide written notice of redemption to the Corporation on or after the eighteen (18) month anniversary of the Original Issue Date, which notice may only be so provided if on or after such date the Common Stock is not listed on any tier of the Over-the-Counter market maintained by OTC Markets Group, Inc. or on a national securities exchange (the date selected by the Corporation that is within thirty (30) days following the date that the Corporation receives such notice is referred to as the “Redemption Date”). If on the Redemption Date Delaware law governing distributions to stockholders of a corporation prevents the Corporation from redeeming all outstanding shares of Series A Preferred Stock to be redeemed, the Corporation shall ratably redeem the maximum number of shares of Series A Preferred Stock that it may redeem consistent with such law, and shall redeem the remaining shares as soon as it may lawfully do so under such law. If the Corporation fails to pay the Redemption Price in full and redeem all outstanding shares of Series A Preferred Stock on the Redemption Date, then PIK Dividends shall accrue as specified in Section 3.2 hereof.~~
~~5.2 Redemption Notice~~. ~~The Corporation shall send written notice of the Mandatory Redemption (the “Redemption Notice”) to each holder of record of Preferred Stock not less than ten (10) days prior to the Redemption Date. The Redemption Notice shall state:~~
~~(a) the number of shares of Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;~~
~~(b) the Redemption Date and the Redemption Price;~~
~~(c) for holders of shares in certificated form, that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Preferred Stock to be redeemed.~~
~~5.3 Surrender of Certificates: Payment~~. ~~On or before the Redemption Date, each holder of shares of Preferred Stock to be redeemed on the Redemption Date, shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof.~~

~~5.4 Redeemed or Otherwise Acquired Shares~~. ~~Any shares of Series A Preferred Stock that are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred.~~
~~6. Waiver; Amendment~~. ~~Any of the rights, powers, privileges and other terms of the Series A Preferred Stock set forth herein may be waived or amended on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of the Requisite Holders.~~
~~7. Notices~~. ~~Except as otherwise provided herein, any notice required or permitted by the provisions of this Article IV to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.~~
ARTICLE V
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereinafter prescribed by statute and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to this reservation. In furtherance of and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, amend or repeal Bylaws.
ARTICLE VI
1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The size of the Board shall be fixed solely by resolution of the Board of Directors.
2. Vacancies and Newly Created Directorships. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.
3. Removal. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
ARTICLE VII
Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under §279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE VIII
To the fullest extent permitted by the DGCL, as it exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.
The Corporation is authorized to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.
Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE IX
1. The Corporation elects not to be governed by the terms and provisions of Section 203 of the DGCL, as the same may be amended, superseded, or replaced by a successor section, statute, or provision.
2. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Class A Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
2.1 prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or
2.2 upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
2.3 at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
3. For purposes of this Article IX, references to:
3.1 “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
3.2 “associate” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
3.3 “business combination” when used in reference to the Corporation and any interested stockholder of the Corporation, means

(a) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 2 of this Article X is not applicable to the surviving entity;
(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(c) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c) through (e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(d) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(e) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
3.4 “control” including the terms “controlling” “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Section 3.5 of Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
3.5 “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the voting power of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the Affiliates and associates of such person; but “interested stockholder”

shall not include (a) the Principal Stockholder, any Principal Stockholder Direct Transferee or any of their respective Affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
3.6 “owner” including the terms “own” and “owned” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates.
(a) beneficially owns such stock, directly or indirectly; or
(b) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
(c) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.
3.7 “person” means any individual, corporation,partnership, unincorporated association or other entity.
3.8 “Principal Stockholder” means Atlas Capital Resources L.P. and its affiliates and associates.
3.9 “Principal Stockholder Direct Transferee” means any person that acquires (other than in a registered public offering) directly from any Principal Stockholder beneficial ownership of 15% or more of the voting power of the then outstanding voting stock of the Corporation.
3.10 “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
3.11 “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.
ARTICLE X
The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An“Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively,“Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

ARTICLE XI
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, including, in each case, the applicable rules and regulations promulgated thereunder. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.
IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation, hereby executes this Amended and Restated Certificate of Incorporation this  th day of    , 2022.

Name:
Title:

GREENIDGE GENERATION

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GREENIDGE GENERATION HOLDINGS INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jeffrey E. Kirt
02) Timothy Fazio
03) George (Ted) Rogers
04) Andrew M. Bursky
05) David Filippelli
06) Jerome Lay
07) Timothy Lowe
08) Michael Neuscheler
09) Daniel Rothaupt

The Board of Directors recommends you vote FOR the following proposals:

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D88992-P77249

Proxy for the Annual Meeting of Shareholders to be held on Tuesday, September 6, 2022
This Proxy is Solicited on Behalf of the Board of Directors of the Company

The shareholder(s) hereby appoint(s) Terence A. Burke and Jeffrey E. Kirt, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Greenidge Generation Holdings Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/GREE2022, on Tuesday, September 6, 2022, at 10:00 a.m. Eastern Time, or at any continuation, postponement or adjournment thereof (the "Meeting").

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR the election of all nominees for director and FOR proposals 2 and 3.

Continued and to be signed on reverse side